UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia High Yield Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia High Yield Fund, Variable Series / December 31, 2008

Columbia High Yield Fund, Variable Series seeks total return, consisting of a high level of income and capital appreciation.

High Yield Portfolio Management Team, J. Matthew Philo, Lead Portfolio Manager, MacKay Shields LLC

Summary

In one of the most difficult 12-month periods ever for the high-yield market, the fund's Class A shares held up somewhat better than its benchmark, the Credit Suisse High Yield Index.1 Credit selection within the financial, health care and gaming/leisure sectors, as well as an underweight positions in media/telecom and services, helped curb losses for the year, relative to the benchmark. Overweight positions in aerospace, energy and information technology were the biggest detractors from 2008's performance. The fund's Class A shares also held up better than the average return of its peer group, the Lipper VUF High Current Yield Funds Classification.2

Financials, health care and gaming/leisure aided performance

Within financials, which aided the portfolio's performance relative to the benchmark, credit selection was concentrated in the areas of property/casualty insurance and insurance brokerage firms, such as Hub International Holdings, Inc. (0.8% of net assets), which were less affected by the credit crunch and stream of negative news that hurt this sector throughout the year. Separately, auto finance provider AmeriCredit Corp. (0.6% of net assets) took proactive measures to preserve liquidity and was a top performer. General Motors Acceptance Corp. (0.8% of net assets) also surged late in the year as the U.S. government granted it bank holding company status and made a $6 billion investment.

An overweight in health care, particularly in the medical products sector, also aided performance. Several of the issuers in the portfolio reported solid earnings throughout the year. Finally, an overweight in gaming/leisure, although one of the worst performing sectors for the year, had a positive impact on relative performance due to good credit selection. Boyd Gaming Corp. (1.0% of net assets) was one of the top performers from this sector.

Technology, energy and aerospace holdings disappointed

Information technology holdings had a negative impact on relative performance for the period. As businesses continued to cut capital spending, the sector's business prospects dimmed. Lucent Technologies, Inc., Nortel Networks Ltd. and NXP B V/NXP Funding LLC (1.4%, 0.3% and 1.1% of net assets, respectively) were among the fund's poorest performers. An emphasis on energy also hurt performance as oil and gas prices fluctuated sharply. Chaparral Energy, Inc. and Energy Future Holdings Corp. (0.4% and 0.8% of net assets, respectively) were two of the fund's worst performers.

In the aerospace sector, DAE Aviation Holdings, which services and repairs regional and corporate jets, and HawkerBeechcraft Acquisition Co. LLC, which makes corporate jets, hampered relative performance (0.4% and 0.3% of net assets, respectively). A weak economic environment led to reduced usage of corporate jets and corporate travel, which affected the profits of both companies.

A slow rotation back to risk

In general, our portfolio strategy remained unchanged over the year. However, we began a very slow rotation back into credit risk, which we plan to accelerate, in hopes of fully participating in a credit market recovery, once we believe that the economy and the availability of credit have turned the corner. Even after a late-year rally, the 17 percentage point difference in yield between the Treasury and high-yield markets ended the year nearly as wide as it has ever been. We believe that the high yield market currently represents excellent value. However, we expect market volatility to continue and anticipate a global recession that could be severe and prolonged. Therefore, we plan to raise the risk profile of the portfolio very slowly.

Past performance is no guarantee of future results.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

An investment in the Columbia High Yield Fund, Variable Series may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities or "junk" bonds offers the potential for higher current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information

Columbia High Yield Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	Life
Class A (07/07/00)	-24.88	-0.64	3.43
Class B (05/01/06)	-24.96	-0.68	3.41
Credit Suisse High Yield Index*	-26.17	-0.59	3.09

*Index performance for the life of the fund is from June 30, 2000.

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	11.14	7.53
Class B	11.13	7.52

Performance of a $10,000 investment, 07/07/00 – 12/31/08

Annual operating expense ratio (%)*

Class A	0.90
Class B	1.15

Annual operating expense ratio after contractual waivers (%)*

Class A	0.60
Class B	0.66

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to May 1, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for Class B shares for the periods prior to May 1, 2006 would be lower.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Understanding Your Expenses

Columbia High Yield Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	764.62	1,022.12	2.66	3.05	0.60
Class B	1,000.00	1,000.00	764.82	1,021.82	2.93	3.35	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Investment Portfolio

Columbia High Yield Fund, Variable Series / December 31, 2008

	Par (a)	Value
CORPORATE FIXED-INCOME BONDS & NOTES—89.8%
Basic Materials—7.7%
Chemicals—1.9%
CPG International I, Inc. 10.500% 07/01/13	$210,000	$117,600
EquiStar Chemicals LP 7.550% 02/15/26	250,000	31,250
MacDermid, Inc. 9.500% 04/15/17 (b)	720,000	374,400
Millennium America, Inc. 7.625% 11/15/26 (c)	205,000	6,150
Mosaic Co. 7.375% 12/01/14 (b)	645,000	528,900
7.625% 12/01/16 (b)	775,000	620,000
NOVA Chemicals Corp. 5.720% 11/15/13 (d)	525,000	199,500
Phibro Animal Health Corp. 10.000% 08/01/13 (b)	910,000	728,000
Tronox Worldwide LLC/Tronox Finance Corp. 9.500% 12/01/12 (c)	1,505,000	150,500
		2,756,300
Forest Products & Paper—4.9%
Bowater, Inc. 9.375% 12/15/21	1,935,000	193,500
9.500% 10/15/12	10,000	1,000
Domtar Corp. 7.875% 10/15/11	1,115,000	947,750
Georgia-Pacific Corp. 7.000% 01/15/15 (b)	1,735,000	1,474,750
7.250% 06/01/28	130,000	79,300
7.375% 12/01/25	155,000	99,200
7.750% 11/15/29	280,000	176,400
8.000% 01/15/24	2,106,000	1,421,550
8.875% 05/15/31	335,000	231,150
Glatfelter 7.125% 05/01/16	320,000	278,400
Jefferson Smurfit Corp. 8.250% 10/01/12	400,000	68,000
NewPage Corp. 10.000% 05/01/12	695,000	305,800
Norske Skog 7.375% 03/01/14	90,000	33,300
8.625% 06/15/11	1,245,000	547,800
Smurfit Capital Funding PLC 7.500% 11/20/25	1,873,000	1,105,070
		6,962,970
Iron/Steel—0.7%
Allegheny Ludlum Corp. 6.950% 12/15/25	300,000	266,467
Allegheny Technologies, Inc. 8.375% 12/15/11	690,000	734,408
UCAR Finance, Inc. 10.250% 02/15/12	11,000	10,010
		1,010,885

	Par (a)		Value
Metals & Mining—0.2%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 04/01/17		$320,000	$262,400
			10,992,555
Communications—14.3%
Advertising—0.3%
Interpublic Group of Companies, Inc. 6.250% 11/15/14		385,000	171,325
7.250% 08/15/11		650,000	338,000
			509,325
Media—5.1%
CanWest Media, Inc. 8.000% 09/15/12		541,110	238,088
CanWest MediaWorks LP 9.250% 08/01/15 (b)		710,000	269,800
Charter Communications Operating LLC/Charter Communications Operating Capital 8.000% 04/30/12 (b)		985,000	807,700
CSC Holdings, Inc. 8.500% 06/15/15 (b)		300,000	264,000
CW Media Holdings, Inc. PIK, 13.500% 08/15/15 (b)		285,000	106,376
Houghton Mifflin Co. 7.200% 03/15/11		325,000	297,375
ION Media Networks, Inc. 8.003% 01/15/12 (b)(d)		505,000	160,338
PIK, 10.070% 01/15/13 (b)(d)		395,675	34,397
Lamar Media Corp. 7.250% 01/01/13		3,325,000	2,651,687
LBI Media, Inc. 8.500% 08/01/17 (b)		680,000	238,000
Local Insight Regatta Holdings, Inc. 11.000% 12/01/17		325,000	84,500
Morris Publishing Group LLC 7.000% 08/01/13		1,465,000	131,850
Shaw Communications, Inc. 7.500% 11/20/13	CAD	365,000	299,303
Sun Media Corp. 7.625% 02/15/13		275,000	221,375
Videotron Ltee 6.375% 12/15/15		1,475,000	1,157,875
6.875% 01/15/14		325,000	287,625

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

	Par (a)	Value
Ziff Davis Media, Inc. 05/01/12 (c)(d)(f)(i)	$280,000	$17,500
PIK, 13.500% 07/15/11 (d)(f)	73,769	62,704
		7,330,493
Telecommunication Services—8.9%
Alltel Communications, Inc. 3.939% 05/16/15 (d)(e)	1,222,650	1,199,725
Centennial Cellular Operating Co./Centennial Communications Corp. 8.125% 02/01/14	30,000	30,450
10.125% 06/15/13	1,050,000	1,060,500
Colo.Com, Inc. 13.875% 03/15/10 (b)(f)(g)(h)	103,096	—
GCI, Inc. 7.250% 02/15/14	945,000	737,100
Inmarsat Finance II PLC 10.375% 11/15/12	460,000	407,675
Intelsat Subsidiary Holding Co., Ltd. 8.500% 01/15/13 (b)	580,000	536,500
Loral Cyberstar, Inc. 10.000% 07/15/06 (f)(g)	81,000	—
Lucent Technologies, Inc. 6.450% 03/15/29	4,830,000	1,932,000
6.500% 01/15/28	80,000	31,200
Millicom International Cellular SA 10.000% 12/01/13	655,000	589,500
Nortel Networks Ltd. 10.750% 07/15/16 (c)	1,105,000	292,825
10.750% 07/15/16 (b)(c)	690,000	182,850
PAETEC Holding Corp. 9.500% 07/15/15	30,000	17,850
Qwest Communications International, Inc. 7.250% 02/15/11	1,395,000	1,213,650
Qwest Corp. 7.200% 11/10/26	2,885,000	1,860,825
7.250% 09/15/25	220,000	147,400
8.875% 03/15/12	2,305,000	2,132,125
Sprint Nextel Corp. 6.000% 12/01/16	615,000	433,575
		12,805,750
		20,645,568
Consumer Cyclical—10.3%
Airlines—0.5%
DAE Aviation Holdings, Inc. 5.800% 07/31/14 (d)(e)	223,963	111,982
7.020% 07/31/14 (d)(e)	119,179	59,589
7.170% 07/31/14 (d)(e)	338,268	169,134
11.250% 08/01/15 (b)	720,000	295,200

	Par (a)	Value
Delta Air Lines, Inc. 1.000% 12/27/15 (i)	$215,000	$4,031
2.875% 02/06/24 (i)	470,000	8,225
2.875% 02/18/49 (i)	275,000	4,813
8.000% 06/03/23 (i)	280,000	4,900
8.300% 12/15/29 (i)	40,000	800
9.250% 03/15/49 (i)	280,000	5,250
9.750% 05/15/49 (i)	1,535,000	28,781
10.000% 08/15/49 (i)	285,000	5,344
10.125% 05/15/49 (i)	1,705,000	31,969
10.375% 12/15/22 (i)	275,000	5,156
10.375% 02/01/49 (i)	470,000	8,812
Northwest Airlines, Inc. 7.625% 11/15/23 (i)	500,000	625
7.875% 03/15/13 (i)	944,300	1,180
8.700% 03/15/49 (i)	35,000	44
8.875% 06/01/49 (i)	405,100	506
10.000% 02/01/09 (i)	2,035,600	2,545
		748,886
Apparel—0.5%
Unifi, Inc. 11.500% 05/15/14	1,300,000	767,000
Auto Manufacturers—0.5%
Ford Motor Co. 1.000% 12/16/13 (e)	1,075,000	431,344
7.450% 07/16/31	955,000	267,400
		698,744
Auto Parts & Equipment—0.9%
Collins & Aikman Products Co. 12.875% 08/15/12 (b)(f)(h)	620,000	620
Goodyear Tire & Rubber Co. 6.318% 12/01/09 (d)	135,000	122,850
8.625% 12/01/11	462,000	383,460
Lear Corp. 8.500% 12/01/13	395,000	122,450
8.750% 12/01/16	890,000	258,100
Tenneco Automotive, Inc. 8.625% 11/15/14	800,000	304,000
10.250% 07/15/13	62,000	38,440
		1,229,920
Distribution/Wholesale—0.3%
ACE Hardware Corp. 9.125% 06/01/16 (b)	595,000	392,700
Entertainment—0.8%
Isle of Capri Casinos, Inc. 7.000% 03/01/14	1,130,000	480,250
Steinway Musical Instruments, Inc. 7.000% 03/01/14 (b)	895,000	622,025
United Artists Theatre Circuit, Inc. 9.300% 07/01/15 (f)	45,504	27,302
		1,129,577
Housewares—0.2%
Libbey Glass, Inc. 9.568% 06/01/11 (d)	985,000	354,600

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

	Par (a)	Value
Leisure Time—0.8%
Town Sports International, Inc. (j) 02/01/14 (11.000% 02/01/09)	$1,154,000	$830,880
3.688% 02/27/14 (d)(e)	594,413	285,318
		1,116,198
Lodging—4.0%
Boyd Gaming Corp. 7.750% 12/15/12	1,600,000	1,440,000
Chukchansi Economic Development Authority 8.000% 11/15/13 (b)	430,000	198,875
Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12 (b)	720,000	316,800
Gaylord Entertainment Co. 8.000% 11/15/13	915,000	631,350
Jacobs Entertainment, Inc. 9.750% 06/15/14	1,435,000	688,800
Mohegan Tribal Gaming Authority 6.375% 07/15/09	375,000	352,500
MTR Gaming Group, Inc. 9.000% 06/01/12	325,000	182,000
9.750% 04/01/10	105,000	78,750
Penn National Gaming, Inc. 6.750% 03/01/15	505,000	383,800
6.875% 12/01/11	305,000	282,125
Pinnacle Entertainment, Inc. 8.750% 10/01/13	635,000	501,650
San Pasqual Casino 8.000% 09/15/13 (b)	40,000	29,000
Seminole Hard Rock Entertainment, Inc. 4.496% 03/15/14 (b)(d)	760,000	385,700
Wynn Las Vegas LLC 6.625% 12/01/14	345,000	260,475
		5,731,825
Retail—0.9%
Harry & David Holdings, Inc. 9.000% 03/01/13	150,000	48,000
KAR Holdings, Inc. 8.750% 05/01/14	65,000	28,600
10.000% 05/01/15	1,330,000	438,900
Rite Aid Corp. 8.625% 03/01/15	1,855,000	639,975
9.500% 06/15/17	105,000	36,488
Toys R Us, Inc. 7.625% 08/01/11	385,000	188,650
		1,380,613
Textiles—0.9%
INVISTA 9.250% 05/01/12 (b)	1,840,000	1,288,000
		14,838,063

	Par (a)	Value
Consumer Non-Cyclical—9.0%
Agriculture—0.7%
Reynolds American, Inc. 7.625% 06/01/16	$615,000	$512,180
7.750% 06/01/18	620,000	508,667
		1,020,847
Beverages—0.5%
Constellation Brands, Inc. 7.250% 05/15/17	785,000	741,825
Commercial Services—2.3%
Cardtronics, Inc. 9.250% 08/15/13	160,000	107,200
Great Lakes Dredge & Dock Corp. 7.750% 12/15/13	845,000	651,706
Knowledge Learning Corp., Inc. 7.750% 02/01/15 (b)	1,435,000	1,004,500
Language Line Holdings, Inc. 11.125% 06/15/12	980,000	911,400
Rural/Metro Corp. 9.875% 03/15/15	720,000	576,000
		3,250,806
Food—0.5%
ASG Consolidated LLC/ASG Finance, Inc. 11.500% 11/01/11	680,000	578,000
Stater Brothers Holdings 7.750% 04/15/15	185,000	155,400
		733,400
Healthcare Products—3.4%
Biomet, Inc. 10.000% 10/15/17	535,000	513,600
11.625% 10/15/17	570,000	487,350
DJO Finance LLC/DJO Finance Corp. 10.875% 11/15/14	1,115,000	802,800
Hanger Orthopedic Group, Inc. 10.250% 06/01/14	995,000	890,525
Invacare Corp. 9.750% 02/15/15	610,000	539,850
ReAble Therapeutics Finance LLC/ReAble Therapeutics Finance Corp. 11.750% 11/15/14	945,000	623,700
Universal Hospital Services, Inc. 5.943% 06/01/15 (d)	380,000	231,800
PIK, 8.500% 06/01/15	495,000	351,450
VWR Funding, Inc. PIK, 10.250% 07/15/15	815,000	513,450
		4,954,525
Household Products/Wares—0.3%
ACCO Brands Corp. 7.625% 08/15/15	455,000	236,600
Jarden Corp. 7.500% 05/01/17	320,000	218,400
		455,000

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

	Par (a)	Value
Pharmaceuticals—1.3%
Angiotech Pharmaceuticals, Inc. 5.953% 12/01/13 (d)	$1,070,000	$518,950
Catalent Pharma Solutions, Inc. 9.500% 04/15/15	1,260,000	478,800
NBTY, Inc. 7.125% 10/01/15	595,000	422,450
Warner Chilcott Corp. 4.801% 01/18/11 (e)	14,171	11,584
5.762% 01/18/12 (e)	18,092	14,791
8.750% 02/01/15	175,000	155,750
Series B, 5.762% 01/18/12 (e)	170,959	139,759
Series C, 5.762% 01/18/11 (e)	67,514	55,192
		1,797,276
		12,953,679
Diversified—0.8%
Holding Companies—0.7%
Leucadia National Corp. 7.125% 03/15/17	830,000	616,275
Susser Holdings LLC 10.625% 12/15/13	510,000	446,250
		1,062,525
Holding Companies – Diversified—0.1%
ESI Tractebel Acquisition Corp. 7.990% 12/30/11	135,000	124,922
		1,187,447
Energy—9.3%
Coal—0.7%
Peabody Energy Corp. 7.375% 11/01/16	825,000	775,500
7.875% 11/01/26	275,000	226,875
		1,002,375
Oil & Gas—6.1%
Chaparral Energy, Inc. 8.500% 12/01/15	1,615,000	323,000
8.875% 02/01/17	1,375,000	275,000
Chesapeake Energy Corp. 6.375% 06/15/15	1,565,000	1,236,350
6.875% 11/15/20	230,000	165,600
Forest Oil Corp. 8.000% 12/15/11	175,000	159,688
Hilcorp Energy LP/Hilcorp Finance Co. 9.000% 06/01/16 (b)	365,000	260,975
Linn Energy LLC 9.875% 07/01/18 (b)	660,000	386,100
Mariner Energy, Inc. 7.500% 04/15/13	1,095,000	700,800
Newfield Exploration Co. 6.625% 09/01/14	605,000	496,100
6.625% 04/15/16	270,000	214,650

	Par (a)	Value
Parker Drilling Co. 9.625% 10/01/13	$325,000	$251,875
PetroHawk Energy Corp. 9.125% 07/15/13	710,000	575,100
Petroquest Energy, Inc. 10.375% 05/15/12	865,000	596,850
Pride International, Inc. 7.375% 07/15/14	1,555,000	1,446,150
Stone Energy Corp. 6.750% 12/15/14	235,000	115,150
8.250% 12/15/11	840,000	520,800
W&T Offshore, Inc. 8.250% 06/15/14 (b)	545,000	294,300
Whiting Petroleum Corp. 7.000% 02/01/14	1,060,000	747,300
		8,765,788
Oil & Gas Services—0.9%
Allis-Chalmers Energy, Inc. 9.000% 01/15/14	1,120,000	593,600
Complete Production Services, Inc. 8.000% 12/15/16	1,195,000	752,850
		1,346,450
Pipelines—1.6%
Copano Energy LLC/Copano Energy Finance Corp. 7.750% 06/01/18 (b)	1,145,000	772,875
El Paso Natural Gas Co. 7.625% 08/01/10	295,000	283,009
MarkWest Energy Partners LP 6.875% 11/01/14	1,155,000	727,650
8.500% 07/15/16	640,000	408,000
Northwest Pipeline Corp. 7.125% 12/01/25	150,000	129,418
		2,320,952
		13,435,565
Financials—12.5%
Diversified Financial Services—8.3%
AmeriCredit Corp. 8.500% 07/01/15	1,030,000	901,250
AMR Real Estate Partners, LP 7.125% 02/15/13	3,325,000	2,294,250
8.125% 06/01/12	770,000	592,900
Cedar Brakes LLC 8.500% 02/15/14 (b)	93,713	89,106
9.875% 09/01/13 (b)	133,276	138,544
CEVA Group PLC 10.000% 09/01/14 (b)	605,000	448,456
Daimler Chrysler 2nd Lien 8.500% 08/03/13 (d)(e)	1,790,000	314,369
Ford Motor Credit Co. 5.700% 01/15/10	785,000	667,117
7.375% 10/28/09	1,055,000	926,523
7.875% 06/15/10	1,020,000	816,184

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

	Par (a)	Value
General Motors Acceptance Corp. 6.750% 12/01/14 (c)	$1,212,000	$832,668
7.250% 03/02/11 (b)	316,000	271,567
Hawker Beechcraft Acquisition Co. LLC/ Hawker Beechcraft Notes Co. 8.500% 04/01/15	900,000	369,000
9.750% 04/01/17	355,000	95,850
LaBranche & Co., Inc. 11.000% 05/15/12	585,000	508,950
MXEnergy Holdings, Inc. 10.625% 08/01/11 (d)	800,000	360,000
Rainbow National Services LLC 10.375% 09/01/14 (b)	1,675,000	1,490,750
Regency Energy Partners LP/Regency Energy Finance Corp. 8.375% 12/15/13	311,000	213,035
Vanguard Health Holding Co. LLC 9.000% 10/01/14	825,000	688,875
		12,019,394
Insurance—2.2%
Crum & Forster Holdings Corp. 7.750% 05/01/17	1,920,000	1,353,600
Fairfax Financial Holdings Ltd. 7.375% 04/15/18	105,000	75,600
7.750% 07/15/37	260,000	161,200
8.300% 04/15/26	15,000	10,200
HUB International Holdings, Inc. 9.000% 12/15/14 (b)	1,780,000	1,088,025
Lumbermens Mutual Casualty 8.450% 12/01/97 (b)(h)	30,000	300
9.150% 07/01/26 (b)(h)	645,000	6,450
USI Holdings Corp. 6.024% 11/15/14 (b)(d)	410,000	166,563
9.750% 05/15/15 (b)	755,000	301,056
		3,162,994
Real Estate Investment Trusts (REITs)—2.0%
Host Hotels & Resorts LP 7.000% 08/15/12	750,000	635,625
Omega Healthcare Investors, Inc. 7.000% 04/01/14	1,255,000	1,016,550
Trustreet Properties, Inc. 7.500% 04/01/15	1,106,000	1,200,068
		2,852,243
		18,034,631
Health Care—4.8%
Health Services—4.8%
Alliance Imaging, Inc. 7.250% 12/15/12	1,830,000	1,555,500

	Par (a)	Value
Community Health Systems 3.404% 12/29/99 (e)	$25,000	$19,381
4.439% 07/25/14 (e)	282,652	219,126
4.446% 07/05/14 (e)	2,038,548	1,580,385
8.875% 07/15/15	1,345,000	1,237,400
HCA, Inc. 6.300% 10/01/12	1,170,000	824,850
6.750% 07/15/13	115,000	72,450
Skilled Healthcare Group, Inc. 11.000% 01/15/14	276,000	259,440
Talecris Biotherapeutics 5.640% 12/06/13 (e)	464,312	401,630
8.640% 12/06/14 (e)	955,000	783,100
Talecris Biotherapeutics First Lien 6.250% 12/06/13 (d)(e)	1,188	1,027
		6,954,289
Housing—0.5%
Real Estate—0.5%
LNR Property Term Loan A1 6.690% 07/12/10 (d)(e)	180,400	75,167
LNR Property Term Loan B 6.690% 07/12/10 (d)(e)	1,311,200	594,957
		670,124
Industrials—5.1%
Aerospace & Defense—0.4%
BE Aerospace, Inc. 8.500% 07/01/18	455,000	409,500
Sequa Corp. 11.750% 12/01/15 (b)	580,000	220,400
		629,900
Building Materials—0.8%
Texas Industries, Inc. 7.250% 07/15/13	75,000	57,938
7.250% 07/15/13 (b)	1,505,000	1,162,612
		1,220,550
Electrical Components & Equipment—0.2%
Belden, Inc. 7.000% 03/15/17	305,000	228,750
Environmental Control—1.0%
Geo Sub Corp. 11.000% 05/15/12	2,020,000	1,414,000
Metal Fabricate/Hardware—0.5%
Metals USA, Inc. 11.125% 12/01/15	225,000	132,750
Mueller Water Products, Inc. 7.375% 06/01/17	70,000	47,600
Neenah Foundary Co. 9.500% 01/01/17	1,055,000	527,500
		707,850

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

	Par (a)	Value
Miscellaneous Manufacturing—1.6%
Actuant Corp. 6.875% 06/15/17	$680,000	$511,700
Polypore, Inc. 8.750% 05/15/12	465,000	334,800
RBS Global, Inc. & Rexnord Corp. 9.500% 08/01/14	2,050,000	1,527,250
		2,373,750
Transportation—0.2%
Kansas City Southern de Mexico SA de CV 7.375% 06/01/14	280,000	229,096
Trucking & Leasing—0.4%
Greenbrier Companies, Inc. 8.375% 05/15/15	825,000	586,781
		7,390,677
Information Technology—2.3%
Software—2.3%
Sungard Data Systems, Inc. 4.138% 12/13/12 (d)(e)	1,147,579	781,501
4.875% 01/15/14	795,000	548,550
9.125% 08/15/13	625,000	540,625
10.625% 05/15/15 (b)	1,475,000	1,261,125
		3,131,801
Sungard Term Loan B 3.575% 12/13/12 (d)(e)	314,336	214,063
		3,345,864
Technology—1.8%
Semiconductors—1.0%
NXP BV/NXP Funding LLC 7.875% 10/15/14	3,895,000	1,519,050
Software—0.8%
Open Solutions, Inc. 9.750% 02/01/15 (b)	980,000	147,000
SS&C Technologies, Inc. 11.750% 12/01/13	1,190,000	1,045,713
		1,192,713
		2,711,763
Telecommunication Services—1.9%
Media—1.9%
Nielsen Finance LLC 4.388% 08/09/13 (d)(e)	1,285,508	865,308
Nielsen Finance (BVU) Term Loan 3.825% 08/09/13 (d)(e)	438,558	295,204
Quebecor Media, Inc. 7.750% 03/15/16	2,160,000	1,458,000
Quebecor World, Inc. 9.750% 01/15/15 (b)(h)	1,855,000	146,081
		2,764,593

	Par (a)	Value
Transportation—0.8%
Auto Loan—0.5%
Navistar 07 SR Unsecured Term Loan 3.721% 01/19/12 (d)(e)	$957,000	$523,161
Navistar 07 SR Unsecured Synth Rev 4.686% 01/19/12 (d)(e)	348,000	190,240
		713,401
Automotive—0.3%
BHM Technologies Exit Facility Term 13.000% 11/26/10 (d)(e)(f)	155,000	150,350
BHM Technologies Exit Term 8.500% 10/11/26 (d)(e)(f)	529,018	267,154
		417,504
		1,130,905
Utilities—8.7%
Electric—8.5%
AES Corp. 7.750% 03/01/14	2,140,000	1,883,200
AES Eastern Energy LP 9.000% 01/02/17	216,942	192,862
9.670% 01/02/29	150,000	121,500
Energy Future Holdings Corp. 10.875% 11/01/17 (b)	1,715,000	1,217,650
Intergen NV 9.000% 06/30/17 (b)	1,890,000	1,549,800
Nevada Power Co. 5.875% 01/15/15	775,000	741,863
6.500% 04/15/12	200,000	191,214
NRG Energy, Inc. 7.250% 02/01/14	260,000	243,100
7.375% 02/01/16	720,000	669,600
PNM Resources, Inc. 9.250% 05/15/15	835,000	663,825
Public Service Co. of New Mexico 7.950% 05/15/18	585,000	476,048
Reliant Energy Mid-Atlantic Power Holdings LLC 9.681% 07/02/26	700,000	560,000
Reliant Energy, Inc. 7.625% 06/15/14	500,000	415,000
7.875% 06/15/17	2,025,000	1,640,250
Texas Competitive Electric Holdings Co. LLC 5.368% 10/10/14 (d)(e)	1,701,220	1,175,968
5.888% 10/10/14 (d)(e)	779,643	538,928
6.169% 10/10/14 (d)(e)	3,324	2,298
7.262% 10/10/14 (d)(e)	9,250	6,394
		12,289,500

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

	Par (a)	Value
Gas Utilities—0.2%
Star Gas Partners LP/Star Gas Finance Co. 10.250% 02/15/13	$361,000	$249,090
		12,538,590
Total Corporate Fixed-Income Bonds & Notes (cost of $195,869,855)		129,594,313
CONVERTIBLE BONDS—0.5%
Communications—0.4%
Internet—0.0%
At Home Corp. 4.750% 12/15/06 (c)(f)(i)	296,350	30
Media—0.4%
Sinclair Broadcast Group, Inc. 3.000% 05/15/27	1,015,000	543,025
Consumer Cyclical—0.0%
Airlines—0.0%
Delta Air Lines, Inc. 8.000% 06/03/49 (i)	690,000	12,075
Financials—0.1%
Insurance—0.1%
Conseco, Inc. 3.500% 09/30/35 (k) (0.000% 09/30/10)	470,000	226,775
Total Convertible Bonds (cost of $1,472,694)		781,905
	Shares
COMMON STOCKS—0.4%
Communications—0.1%
Media—0.1%
Ziff Davis Media, Inc. (f)	1,111	11
Haights Cross Communications (f)	27,056	91,990
		92,001
Consumer Cyclical—0.2%
Airlines—0.2%
Delta AirLines, Inc. (1)	26,185	300,080
Consumer Discretionary—0.0%
Media—0.0%
AH Belo Corp., Class A	5,660	12,339
Industrials—0.0%
Road & Rail—0.0%
Quality Distribution, Inc. (l)	195	585

	Shares	Value
Information Technology—0.0%
Communications Equipment—0.0%
Loral Space & Communications, Inc. (l)	3	$44
Technology—0.0%
Software—0.0%
Quadramed Corp. (l)	2,019	9,893
Transportation—0.0%
Automotive—0.0%
BHM Technologies Exit Rev A (d)(f)	35,922	359
Utilities—0.1%
Gas Utilities—0.1%
Star Gas Partners LP (l)	46,800	111,852
Total Common Stocks (cost of $441,012)		527,153
PREFERRED STOCKS—0.3%
Communications—0.0%
Media—0.0%
Ziff Davis Holdings, Inc., 10.00%	25	—
Financials—0.3%
Banking—0.1%
Preferred Blocker, Inc. (b)(f)(l)	370	92,500
Real Estate Investment Trusts (REITs)—0.2%
Sovereign Real Estate Investment Corp., 12.00% (b)	450,000	373,500
		466,000
Transportation—0.0%
Automotive—0.0%
BHM Technologies Exit Rev B (f)(1)	430	4
Total Preferred Stocks (cost of $635,106)		466,004
CONVERTIBLE PREFERRED STOCK—0.2%
Technology—0.2%
Software—0.2%
Quadramed Corp. 5.50% (b)	21,300	228,272
Total Convertible Preferred Stock (cost of $500,250)		228,272

See Accompanying Notes to Financial Statements.

Investment Portfolio (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

	Units	Value
WARRANTS (l)—0.0%
Communications—0.0%
Telecommunication Services—0.0%
Colo.Com, Inc. Expires 03/15/10 (f)(g)	125	$—
Media—0.0%
Haights Cross Communications Expires 12/10/11 (b)(f)	318	1,078
Ziff Davis Media, Inc., Series E Expires 08/12/12 (f)(g)	6,630	—
		1,078
Total Warrants (cost of $13,709)		1,078
	Par
SHORT-TERM OBLIGATION—6.5%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation maturing 08/21/14, market value $9,528,750 (repurchase proceeds $9,340,005)	$9,340,000	9,340,000
Total Short-Term Obligation (cost of $9,340,000)		9,340,000
Total Investments—97.7% (cost of $208,272,626) (m)		140,938,725
Other Assets & Liabilities, Net—2.3%		3,260,474
Net Assets—100.0%		$144,199,199

Notes to Investment Portfolio:

(a)  Principal amount stated in U.S. dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities, which are not illiquid except for the following, amounted to $22,974,516, which represents 15.9% of net assets.

Security	Acquisition Date	Shares/ Units	Acquisition Cost	Market Value
Haights Cross Communications Warrants Expire: 12/10/11	01/15/04- 02/03/06	318	$—	$1,078
Quadramed Corp. Convertible Preferred Stock	06/16/04- 02/01/06	21,300	500,250	228,272
Sovereign Real Estate Investment Corp.	08/21/00- 10/17/06	450,000	561,082	373,500
				$602,850

(c)  The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2008, the value of these securities amounted to $1,482,523, which represents 1.0% of net assets.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2008.

(e)  Loan participation agreement.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2008 the value of these securities amounts to $711,603, which represents 0.5% of net assets.

(g)  Security has no value.

(h)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2008, the value of these securities amounted to $153,451 which represents 0.1% of net assets.

(i)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(j)  Step bond. Security is currently not paying a coupon. Shown parenthetically is the next coupon rate to be paid.

(k)  Step bond.The coupon will change to the coupon shown parenthetically on the date indicated.

(l)  Non-income producing security.

(m)  Cost for federal income tax purposes is $209,224,935.

At December 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bond & Notes	89.8
Convertible Bonds	0.5
Common Stocks	0.4
Preferred Stocks	0.3
Convertible Preferred Stocks	0.2
Warrants	0.0	*
	91.2
Short-Term Obligation	6.5
Other Assets & Liabilities, Net	2.3
	100.0

*  Rounds to less than 0.1%

Acronym	Name
CAD	Canadian Dollar

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities

Columbia High Yield Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$208,272,626
Investments, at value	$140,938,725
Cash	520,005
Receivable for:
Investments sold	2,857
Fund shares sold	95,870
Interest	3,490,129
Expense reimbursement due from investment advisor	58,079
Trustees' deferred compensation plan	4,063
Other assets	3,393
Total Assets	145,113,121
Liabilities
Payable for:
Investments purchased	502,991
Fund shares repurchased	203,773
Investment advisory fee	65,086
Administration fee	22,153
Transfer agent fee	38
Pricing and bookkeeping fees	9,095
Trustees' fees	50,767
Audit fee	32,819
Custody fee	457
Reports to shareholders	12,842
Distribution fees — Class B	4,795
Chief compliance officer expenses	171
Trustees' deferred compensation plan	4,063
Other liabilities	4,872
Total Liabilities	913,922
Net Assets	$144,199,199
Net Assets Consist of
Paid-in capital	$211,477,570
Undistributed net investment income	16,551,063
Accumulated net realized loss	(16,495,557)
Net unrealized appreciation (depreciation) on:
Investments	(67,333,901)
Foreign currency translations	24
Net Assets	$144,199,199
Class A
Net assets	$47,161,535
Shares outstanding	6,264,298
Net asset value per share	$7.53
Class B
Net assets	$97,037,664
Shares outstanding	12,896,899
Net asset value per share	$7.52

See Accompanying Notes to Financial Statements.

Statement of Operations

Columbia High Yield Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$37,143
Interest	18,228,187
Total Investment Income	18,265,330
Expenses
Investment advisory fee	1,146,946
Administration fee	410,359
Distribution fees — Class B	344,725
Transfer agent fee	427
Pricing and bookkeeping fees	93,780
Trustees' fees	30,241
Custody fee	10,554
Reports to shareholders	71,138
Chief compliance officer expenses	671
Other expenses	99,366
Total Expenses	2,208,207
Fees waived or expenses reimbursed by investment advisor	(610,553)
Fees waived by distributor — Class B	(261,991)
Custody earnings credit	(2,017)
Net Expenses	1,333,646
Net Investment Income	16,931,684
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(11,066,992)
Foreign currency transactions	1,273
Net realized loss	(11,065,719)
Net change in unrealized appreciation (depreciation) on:
Investments	(57,983,064)
Foreign currency translations	(34)
Net change in unrealized appreciation (depreciation)	(57,983,098)
Net Loss	(69,048,817)
Net Decrease Resulting from Operations	$(52,117,133)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

Columbia High Yield Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations
Net investment income	$16,931,684	$20,688,737
Net realized gain (loss) on investments and foreign currency transactions	(11,065,719)	2,710,506
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(57,983,098)	(18,700,272)
Net increase (decrease) resulting from operations	(52,117,133)	4,698,971
Distributions to Shareholders
From net investment income:
Class A	(7,311,985)	(4,733,760)
Class B	(14,214,528)	(10,919,229)
Total distributions to shareholders	(21,526,513)	(15,652,989)
Net Capital Stock Transactions	(35,118,731)	(29,057,787)
Total decrease in net assets	(108,762,377)	(40,011,805)
Net Assets
Beginning of period	252,961,576	292,973,381
End of period	$144,199,199	$252,961,576
Undistributed net investment income, at end of period	$16,551,063	$20,649,611
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	290,137	$2,974,559	385,708	$4,439,638
Distributions reinvested	749,947	7,311,985	425,315	4,733,760
Redemptions	(2,519,489)	(24,618,303)	(1,730,361)	(19,776,766)
Net decrease	(1,479,405)	(14,331,759)	(919,338)	(10,603,368)
Class B
Subscriptions	527,927	5,126,346	2,644,519	30,704,833
Distributions reinvested	1,457,900	14,214,528	981,063	10,919,229
Redemptions	(4,069,064)	(40,127,844)	(5,398,252)	(60,078,481)
Net decrease	(2,083,237)	(20,786,972)	(1,772,670)	(18,454,419)

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007		2006(a)(b)		2005	2004
Net Asset Value, Beginning of Period	$11.14	$11.52		$10.72		$10.54	$10.41
Income from Investment Operations:
Net investment income (c)	0.81	0.84		0.76		0.70	0.72
Net realized and unrealized gain (loss) on investments and foreign currency	(3.33)	(0.63)		0.42		(0.47)	0.46
Total from investment operations	(2.52)	0.21		1.18		0.23	1.18
Less Distributions to Shareholders:
From net investment income	(1.09)	(0.59)		(0.28)		(0.02)	(0.69)
From net realized gains	—	—		(0.10)		(0.03)	(0.36)
Total distributions to shareholders	(1.09)	(0.59)		(0.38)		(0.05)	(1.05)
Net Asset Value, End of Period	$7.53	$11.14		$11.52		$10.72	$10.54
Total return (d)(e)	(24.88)%	1.84	%(f)	11.25%		2.15%	11.40%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (g)	0.60%	0.60%		0.70%		0.97%	0.95%
Interest expense	—	—		—	%(h)	—	—
Net expenses (g)	0.60%	0.60%		0.70%		0.97%	0.95%
Waiver/Reimbursement	0.29%	0.30%		0.25%		0.25%	0.25%
Net investment income (g)	8.15%	7.31%		6.89%		6.65%	6.71%
Portfolio turnover rate	23%	46%		80%		44%	43%
Net assets, end of period (000's)	$47,162	$86,238		$99,836		$96,350	$98,411

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights

Columbia High Yield Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,			Period Ended December 31,
	2008	2007		2006(a)(b)
Net Asset Value, Beginning of Period	$11.13	$11.53		$11.05
Income from Investment Operations:
Net investment income (c)	0.80	0.83		0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(3.33)	(0.63)		0.36
Total from investment operations	(2.53)	0.20		0.86
Less Distributions to Shareholders:
From net investment income	(1.08)	(0.60)		(0.28)
From net realized gains	—	—		(0.10)
Total distributions to shareholders	(1.08)	(0.60)		(0.38)
Net Asset Value, End of Period	$7.52	$11.13		$11.53
Total return (d)(e)	(24.96)%	1.70	%(f)	7.95	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.66%	0.66%		0.66	%(i)
Interest expense	—	—		—	%(i)(j)
Net expenses (h)	0.66%	0.66%		0.66	%(i)
Waiver/Reimbursement	0.48%	0.49%		0.44	%(i)
Net investment income (h)	8.11%	7.21%		6.65	%(i)
Portfolio turnover rate	23%	46%		80	%(g)
Net assets, end of period (000's)	$97,038	$166,724		$193,138

(a)  On May 1, 2006, Nations High Yield Bond Portfolio was renamed Columbia High Yield Fund, Variable Series.

(b)  Class B shares commenced operations on May 1, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)  Includes a reimbursement by the investment sub-advisor for a realized investment loss on disposal of an investment not meeting the Fund's investment restrictions. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements

Columbia High Yield Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia High Yield Fund, Variable Series (the "Fund") is a diversified series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks total return, consisting of a high level of income and capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.)

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$434,793	$—
Level 2—Other Significant Observable Inputs	139,792,329	—
Level 3—Significant Unobservable Inputs	711,603	—
Total	$140,938,725	$—

The following table reconciles asset balances for the year ending December 31, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$336,375	$—
Accretion of Discounts	(6)	—
Realized loss	(204,284)	—
Change in unrealized depreciation	(1,356,500)	—
Net purchases	1,674,218	—
Transfers into Level 3	261,800	—
Balance as of December 31, 2008	$711,603	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments—The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses—General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclassifications, discount accretion/premium amortization on debt securities, expired capital loss carryforwards and paydown reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$496,281	$3,725,138	$(4,221,419)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$21,526,513	$15,652,989

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation*
$17,329,114	$(68,286,210)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$785,136
Unrealized depreciation	(69,071,346)
Net unrealized depreciation	$(68,286,210)

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2009	$260,165
2010	908,941
2012	97,587
2013	418,850
2014	3,225,732
2016	8,954,157
$13,865,432

Of the capital loss carryforwards attributable to the Fund at December 31, 2008, $1,551,675 ($126,297 expiring December 31, 2009, $908,941 expiring December 31, 2010, $97,587 expiring December 31, 2012 and $418,850 expiring December 31, 2013) remains from the Fund's merger with Columbia High Yield Fund, Variable Series and $133,868 expiring December 31, 2009 remains from the Fund's merger with Colonial High Yield Securities Fund, Variable Series. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Service.

Capital loss carryforwards of $4,226,387 expired during the year ended December 31, 2008. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $2,408,210 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets.

Sub-Advisory Fee—MacKay Shields LLC ("MacKay Shields") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, MacKay Shields is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays MacKay Shields a monthly sub-advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 Million	0.400%
$100 Million to $200 Million	0.375%
Over $200 Million	0.350%

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

(exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares. The Distributor has contractually agreed to waive 0.19% of the distribution fees applicable to the Fund's Class B shares until April 30, 2009.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to waive fees and/or reimburse the Fund through April 30, 2009, for certain expenses so that total expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2009.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of Columbia Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the fund were $44,483,191 and $73,552,626, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, the Fund had four shareholders that collectively held 86.3% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

High-Yield Securities Risk—Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL").

Notes to Financial Statements (continued)

Columbia High Yield Fund, Variable Series / December 31, 2008

Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia High Yield Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

Fund Governance

Columbia High Yield Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – Spectrum Brands, Inc. (consumer products); Director – Simmons Company (bedding); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer – ING Americas, from 1999 through April 2003; oversees 66; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 66; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation, Chairman – The Daniel-Mickel Foundation; oversees 66; Board Member – Piedmont Natural Gas.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

Fund Governance (continued)

Columbia High Yield Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006).	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

Board Consideration and Re-Approval of Investment Advisory Agreements

Columbia High Yield Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

Nature, Extent and Quality of Services The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

Fund Performance and Expenses The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board separately considered Columbia Marsico Growth Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia Marsico 21st Century Fund, Variable Series because the total expense ratio and the Actual Management Rate of each Fund were appreciably above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of these Funds over some periods relative to their respective Peer Groups, that outweighed the factors noted above. The Board also separately considered Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate was appreciable above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of the Fund over some periods relative to its Peer Group, that outweighed the factor noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital and MacKay Shields, which serve as Sub-Advisers to certain of the Funds. The Board reviewed comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies.

The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Abdvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board and its Committees confer with the portfolio managers of the Funds at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.
November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia High Yield Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2777-1208 (02/09) 09-70814

Columbia Marsico 21st Century Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2008 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Manager's Discussion

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

Columbia Marsico 21st Century Fund, Variable Series seeks long-term growth of capital.

Corydon J. Gilchrist, CFA has managed the fund since February 2003.

For the 12-month period that ended December 31, 2008, the fund's Class A shares, underperformed its benchmark, the Russell 3000 Index,1 and the average return of its peer group, the Lipper VUF Multi-Cap Growth Funds Classification.2 In one of the worst periods for stocks in recent memory, the fund's Class A shares, the index and the average fund in the peer group sustained double-digit losses. Stock selection in the consumer discretionary, health care and consumer staples sectors detracted from returns. Some of these negative returns were offset by good stock selection in the financials sector. The fund also managed to stem losses by elevating exposure to cash and cash equivalents during the latter portion of the reporting period.

Stock selection drove relative returns

Worries about the potential for a significant slowdown in consumer spending and global economic growth weighed on the consumer discretionary sector during the period, and many of the fund's holdings in the sector declined sharply. Positions in hotel/casino operator Las Vegas Sands Corp. and retailer Saks, Inc. (0.8% and 1.0% of net assets, respectively) were major culprits. Consumer staples positions Heineken Holding NV and Costco Wholesale Corp. (2.4% and 6.4% of net assets, respectively) also struggled. In the health care sector, the fund's positions declined significantly compared to the negative return for the sector in the index. Positions in Amylin Pharmaceuticals, Inc. and UnitedHealth Group, Inc. materially detracted from performance results. Both positions were sold from the fund during the reporting period. The fund's exposure to health care was also lower than the index, which further detracted from return because health care held up better in this difficult period than many other sectors.

Individual holdings that detracted from return included wind energy turbine manufacturer Vestas Wind Systems A/S, technology company Apple, Inc. (5.0% and 0.9% of net assets, respectively), nuclear power services provider Shaw Group, Inc. and banking company Washington Mutual, Inc. Shaw Group and Washington Mutual were sold prior to the period's end.

Cash helped offset some losses

The fund held an average of 14% in cash and cash equivalents during most of the 12-month period, which was reduced to 10% by the period's end. The elevated cash level helped offset some losses. We plan to bring the fund's cash position down further as we identify new investment opportunities and add selectively to existing holdings.

Portfolio positioning

During the period, we increased the fund's exposure to financials and industrials and decreased exposure to health care, energy and consumer discretionary. The fund has emphasized the financials, industrials, information technology and consumer discretionary sectors and had no exposure to the utilities sector as of December 31, 2008.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is less focused.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell 3000 Index measures the performance of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (03/27/98)	-43.57	1.25	-1.57
Class B (10/02/06)	-43.76	1.08	-1.66
Russell 3000 Index	-37.31	-1.95	-0.80

Inception date of share class is in parentheses.

Performance of a $10,000 investment, 01/01/99 – 12/31/08

Net asset value per share ($)	12/31/07	12/31/08
Class A	14.64	8.10
Class B	14.62	8.06

Annual operating expense ratio (%)*
Class A	1.23
Class B	1.48
Annual operating expense ratio after contractual waivers (%)*
Class A	1.10
Class B	1.35

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for Class B shares for the periods prior to October 2, 2006 would be lower.

The Russell 3000 Index measures the performance of 3,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	675.81	1,019.66	4.63	5.58	1.10
Class B	1,000.00	1,000.00	674.98	1,018.35	5.68	6.85	1.35

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—90.3%
Consumer Discretionary—11.7%
Hotels, Restaurants & Leisure—4.8%
Las Vegas Sands Corp. (a)	184,628	$1,094,844
Starwood Hotels & Resorts Worldwide, Inc.	74,578	1,334,946
Vail Resorts, Inc. (a)	93,086	2,476,088
Wynn Resorts Ltd.	33,604	1,420,105
		6,325,983
Internet & Catalog Retail—0.3%
Blue Nile, Inc. (a)	15,244	373,326
Media—0.5%
Live Nation, Inc. (a)	126,926	728,555
Multiline Retail—1.0%
Saks, Inc. (a)	293,228	1,284,339
Specialty Retail—5.1%
Home Depot, Inc.	256,586	5,906,609
J Crew Group, Inc. (a)	64,674	789,023
		6,695,632
		15,407,835
Consumer Staples—8.8%
Beverages—2.4%
Heineken Holding NV	108,509	3,106,476
Food & Staples Retailing—6.4%
Costco Wholesale Corp.	160,929	8,448,772
		11,555,248
Energy—1.0%
Energy Equipment & Services—1.0%
Diamond Offshore Drilling, Inc.	21,584	1,272,161
Financials—29.4%
Capital Markets—7.7%
BlackRock, Inc., Class A	24,299	3,259,711
Goldman Sachs Group, Inc.	57,319	4,837,150
Jefferies Group, Inc.	142,845	2,008,401
		10,105,262
Commercial Banks—14.2%
City National Corp.	57,188	2,785,056
SunTrust Banks, Inc.	99,461	2,938,078
U.S. Bancorp	212,512	5,314,925
Wells Fargo & Co.	256,044	7,548,177
		18,586,236
Diversified Financial Services—4.9%
JPMorgan Chase & Co.	205,333	6,474,149
Real Estate Management & Development—1.0%
St. Joe Co. (a)	55,008	1,337,795
Thrifts & Mortgage Finance—1.6%
People's United Financial, Inc.	120,430	2,147,267
		38,650,709

	Shares	Value
Health Care—5.0%
Biotechnology—3.3%
Gilead Sciences, Inc. (a)	84,578	$4,325,319
Health Care Providers & Services—0.7%
Athenahealth, Inc. (a)	25,416	956,150
Pharmaceuticals—1.0%
Perrigo Co.	38,919	1,257,473
		6,538,942
Industrials—15.0%
Aerospace & Defense—2.9%
Raytheon Co.	75,524	3,854,745
Construction & Engineering—2.1%
Aecom Technology Corp. (a)	87,850	2,699,630
Electrical Equipment—5.9%
Energy Conversion Devices, Inc. (a)	46,789	1,179,551
Vestas Wind Systems A/S (a)	111,075	6,601,619
		7,781,170
Professional Services—0.6%
Duff & Phelps Corp., Class A (a)	41,191	787,572
Road & Rail—3.5%
Canadian National Railway Co.	125,801	4,624,445
		19,747,562
Information Technology—13.5%
Computers & Peripherals—1.0%
Apple, Inc. (a)	14,443	1,232,710
IT Services—10.0%
MasterCard, Inc., Class A	58,284	8,330,532
Visa, Inc., Class A	92,364	4,844,492
		13,175,024
Software—2.5%
Citrix Systems, Inc. (a)	137,508	3,241,063
		17,648,797
Materials—5.1%
Chemicals—4.2%
Monsanto Co.	78,074	5,492,506
Construction Materials—0.9%
Martin Marietta Materials, Inc.	12,914	1,253,691
		6,746,197
Telecommunication Services—0.8%
Wireless Telecommunication Services—0.8%
Crown Castle International Corp. (a)	58,143	1,022,154
Total Common Stocks (cost of $141,750,446)		118,589,605

See Accompanying Notes to Financial Statements.

4

Investment Portfolio

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

	Par	Value
SHORT-TERM OBLIGATION—13.6%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09, at 0.010%, collateralized by a U.S. Government Agency Obligation maturing 11/17/15, market value $18,195,450 (repurchase proceeds $17,835,010)	$17,835,000	$17,835,000
Total Short-Term Obligation (cost of $17,835,000)		17,835,000
Total Investments—103.9% (cost of $159,585,446)(b)		136,424,605
Other Assets & Liabilities, Net—(3.9)%		(5,110,843)
Net Assets—100.0%		$131,313,762

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $171,756,721.

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	29.4
Industrials	15.0
Information Technology	13.5
Consumer Discretionary	11.7
Consumer Staples	8.8
Materials	5.1
Health Care	5.0
Energy	1.0
Telecommunication Services	0.8
90.3
Short-Term Obligation	13.6
Other Assets & Liabilities, Net	(3.9)
100.0

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

Assets
Repurchase agreement, at cost	$17,835,000
Investments, at cost	141,750,446
Total investments, at cost	159,585,446
Repurchase agreement, at value	$17,835,000
Investments, at value	118,589,605
Total investments, at value	136,424,605
Cash	17,481
Receivable for:
Fund shares sold	43,498
Dividends	164,899
Interest	5
Foreign tax reclaims	1,721
Expense reimbursement due from investment advisor	16,505
Other assets	2,654
Total Assets	136,671,368
Liabilities
Payable for:
Investments purchased	5,049,582
Fund shares repurchased	81,058
Investment advisory fee	73,383
Administration fee	17,524
Transfer agent fee	24
Trustees' fees	49,448
Pricing and bookkeeping fees	5,251
Custody fee	5,806
Distribution fees — Class B	22,449
Chief compliance officer expenses	153
Other liabilities	52,928
Total Liabilities	5,357,606
Net Assets	$131,313,762
Net Assets Consist of
Paid-in capital	$195,449,738
Undistributed net investment income	8,705
Accumulated net realized loss	(40,983,284)
Net unrealized appreciation (depreciation) on:
Investments	(23,160,841)
Foreign currency translations	(556)
Net Assets	$131,313,762
Class A
Net assets	$12,887,397
Shares outstanding	1,591,171
Net asset value per share	$8.10
Class B
Net assets	$118,426,365
Shares outstanding	14,688,231
Net asset value per share	$8.06

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico 21st Century Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$1,449,271
Interest	338,979
Foreign taxes withheld	(28,145)
Total Investment Income	$1,760,105
Expenses
Investment advisory fee	958,609
Administration fee	240,498
Distribution fees — Class B	269,279
Transfer agent fee	292
Pricing and bookkeeping fees	60,924
Trustees' fees	22,020
Custody fee	36,327
Chief compliance officer expenses	609
Other expenses	123,585
Total Expenses	1,712,143
Fees waived or expenses reimbursed by investment advisor	(16,505)
Custody earnings credit	(192)
Net Expenses	1,695,446
Net Investment Income	64,659
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(40,633,922)
Foreign currency transactions	(25,083)
Net realized loss	(40,659,005)
Net change in unrealized appreciation (depreciation) on:
Investments	(35,711,090)
Foreign currency translations	(2,138)
Net change in unrealized appreciation (depreciation)	(35,713,228)
Net Loss	(76,372,233)
Net Decrease Resulting from Operations	$(76,307,574)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico 21st Century Fund, Variable Series

	Year Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations
Net investment income	$64,659	$33,836
Net realized gain (loss) on investments and foreign currency transactions	(40,659,005)	2,538,493
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(35,713,228)	7,071,244
Net increase (decrease) resulting from operations	(76,307,574)	9,643,573
Distributions to Shareholders
From net investment income:
Class A	—	(150,797)
Class B	—	(94,531)
From net realized gains:
Class A	(430,023)	(1,510,472)
Class B	(2,393,281)	(1,645,656)
Total distributions to shareholders	(2,823,304)	(3,401,456)
Net Capital Stock Transactions	98,772,449	77,537,467
Total increase in net assets	19,641,571	83,779,584
Net Assets
Beginning of period	111,672,191	27,892,607
End of period	$131,313,762	$111,672,191
Undistributed net investment income, at end of period	$8,705	$—
Capital Stock Activity

	Year Ended December 31,
	2008		2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	163,723	1,847,324	298,243	4,153,906
Distributions reinvested	36,817	430,023	116,744	1,661,269
Redemptions	(676,234)	(7,404,808)	(499,857)	(6,921,245)
Net decrease	(475,694)	(5,127,461)	(84,870)	(1,106,070)
Class B
Subscriptions	9,292,722	104,984,605	5,607,974	79,271,495
Distributions reinvested	205,608	2,393,281	122,376	1,740,187
Redemptions	(378,446)	(3,477,976)	(162,862)	(2,368,145)
Net increase	9,119,884	103,899,910	5,567,488	78,643,537

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico 21st Century Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)(b)	2005	2004
Net Asset Value, Beginning of Period	$14.64	$12.96	$11.22	$10.40	$8.50
Income from Investment Operations:
Net investment income (loss) (c)	0.02	0.01	0.11 (d)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.33)	2.47	2.06	0.83	1.91
Total from investment operations	(6.31)	2.48	2.17	0.82	1.90
Less Distributions to Shareholders:
From net investment income	—	(0.08)	(0.02)	—	—
From net realized gains	(0.23)	(0.72)	(0.41)	—	—
Total distributions to shareholders	(0.23)	(0.80)	(0.43)	—	—
Net Asset Value, End of Period	$8.10	$14.64	$12.96	$11.22	$10.40
Total return (e)(f)	(43.57)%	19.29%	19.74%	7.88%	22.35%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.10%	1.10%	1.10%	1.10%	1.10%
Interest expense	—	—	—	—	—	%(g)
Net expenses (h)	1.10%	1.10%	1.10%	1.10%	1.10%
Waiver/Reimbursement	0.01%	0.13%	0.53%	0.60%	0.97%
Net investment income (loss) (h)	0.21%	0.10%	0.94%	(0.05)%	(0.11)%
Portfolio turnover rate	123%	99%	151%	175%	174%
Net assets, end of period (000's)	$12,887	$30,269	$27,881	$22,796	$17,854

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Rounds to less than 0.01%.

(h)  The benefits derived from custody credits had an impact of less than 0.01% except for the year ended December 31, 2006 which had a 0.03% impact.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico 21st Century Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,		Period Ended December 31,
	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$14.62	$12.95	$11.62
Income from Investment Operations:
Net investment income (c)	0.00 (d)	0.00 (d)	0.08	(e)
Net realized and unrealized gain (loss) on investments and foreign currency	(6.33)	2.44	1.25
Total from investment operations	(6.33)	2.44	1.33
Less Distributions to Shareholders:
From net investment income	—	(0.05)	—
From net realized gains	(0.23)	(0.72)	—
Total distributions to shareholders	(0.23)	(0.77)	—
Net Asset Value, End of Period	$8.06	$14.62	$12.95
Total return (f)(g)	(43.76)%	18.98%	11.45	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (i)	1.35%	1.35%	1.35	%(j)
Waiver/Reimbursement	0.01%	0.13%	0.57	%(j)
Net investment income (i)	0.02%	0.01%	2.58	%(j)
Portfolio turnover rate	123%	99%	151	%(h)
Net assets, end of period (000's)	$118,426	$81,403	$11

(a)  On May 1, 2006, Nations Marsico 21st Century Portfolio was renamed Columbia Marsico 21st Century Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006 which had a 0.12% impact.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Marsico 21st Century Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$108,881,510	$—
Level 2—Other Significant Observable Inputs	27,543,095	—
Level 3—Significant Unobservable Inputs	—	—
Total	$136,424,605	$—

11

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the market in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

12

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclass, PFIC adjustments and distribution adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(55,954)	$55,957	$(3)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$1,713,914	$1,491,683
Long-Term Capital Gains	1,109,390	1,909,773

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation*
$8,705	$(35,332,116)

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$4,170,708
Unrealized depreciation	(39,502,824)
Net unrealized depreciation	$(35,332,116)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$22,060,047

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $6,751,961 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee—Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Marsico is entitled to receive a monthly sub-advisory fee at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marisco 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico the monthly sub-advisory fee to which Marsico is entitled.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to

14

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to waive fees and/or reimburse a portion of the Fund's expenses through April 30, 2009, so that the Fund's total operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 1.10% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2009.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate of 0.45% of the Fund's average daily net assets to which Marsico was entitled from the Fund prior to January 1, 2008 and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 to which Marsico is entitled from the Fund which is described under the "Sub-Advisory Fee" section.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of Columbia Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $239,997,025 and $140,608,926, respectively.

Note 7. Shares of Beneficial Interest

As of December 31, 2008, the Fund had two shareholders that collectively held 93.3% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets. Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

15

Notes to Financial Statements (continued)

Columbia Marsico 21st Century Fund, Variable Series / December 31, 2008

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance I and
the Shareholders of Columbia Marsico 21st Century Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

17

Federal Income Tax Information (Unaudited)

Columbia Marsico 21st Century Fund, Variable Series

21.49% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2008 qualifies for the corporate dividend received deduction.

18

Fund Governance

Columbia Marsico 21st Century Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – Spectrum Brands, Inc. (consumer products); Director – Simmons Company (bedding); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer – ING Americas, from 1999 through April 2003; oversees 66; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 66; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation, Chairman – The Daniel-Mickel Foundation; oversees 66; Board Member – Piedmont Natural Gas.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Columbia Marsico 21st Century Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006).	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory Agreements

Columbia Marsico 21st Century Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

Nature, Extent and Quality of Services The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

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Fund Performance and Expenses The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board separately considered Columbia Marsico Growth Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia Marsico 21st Century Fund, Variable Series because the total expense ratio and the Actual Management Rate of each Fund were appreciably above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of these Funds over some periods relative to their respective Peer Groups, that outweighed the factors noted above. The Board also separately considered Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate was appreciable above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of the Fund over some periods relative to its Peer Group, that outweighed the factor noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital and MacKay Shields, which serve as Sub-Advisers to certain of the Funds. The Board reviewed comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies.

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The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Abdvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board and its Committees confer with the portfolio managers of the Funds at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

[EXCERPTS FROM:]
REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS
SUPERVISED BY THE
COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.
November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12. The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

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D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15. An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each

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investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

1)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

27

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico 21st Century Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

SHC-42/2667-1208 (02/09) 09-70800

Columbia Marsico Focused Equities Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2008 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

Columbia Marsico Focused Equities Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico
Marsico Capital Management, LLC

For the 12-month period that ended December 31, 2008, the fund's Class A shares returned less than its benchmark, the S&P 500 Index.1 In a difficult environment for the stock market, the fund's Class A shares managed to stem losses slightly better than the average fund in its peer group, the Lipper VUF Large Cap Growth Funds Classification.2 Positions in the energy sector struggled. In addition, stock selection and sector allocation in the consumer staples and health care sectors further detracted from performance.

Stock selection detracted from returns

As energy companies came under the pressure of falling prices in the last months of the period, stock selection in the energy sector was a material detractor from performance. Transocean Ltd., Petroleo Brasileiro SA (2.7% and 0.8% of net assets, respectively), and Schlumberger Ltd. each posted sharp declines and were among the fund's weakest performing individual positions. Schlumberger was sold before the end of the reporting period. Stock selection in the health care and consumer staples sectors also hurt performance. Health care services provider UnitedHealth Group, Inc. and consumer staples position CVS Caremark Corp. (5.1% of net assets) both had negative returns. UnitedHealth Group, Inc. was sold from the fund during the reporting period.

The fund had less exposure to both health care and consumer staples than the index. As both sectors held up better than other sectors in the market decline, performance took an additional hit from this positioning.

Several information technology and telecommunication services holdings also disappointed. Apple, Inc. (2.7% of net assets) posted a negative return. Wireless communications providers China Mobile Ltd. and AT&T, Inc. each declined sharply prior to being sold. Other individual holdings having a material negative impact on performance included financials position Goldman Sachs Group, Inc. and hotel/casino operators Las Vegas Sands Corp. and Wynn Resorts Ltd. (4.2%, 1.5% and 2.1% of net assets, respectively).

A few areas of strength in a difficult market

A few areas had a positive effect on the fund's 12-month performance. For example, while the fund's financials positions posted a collective return of negative 38%, the financials within the benchmark declined 55%. Similarly, the fund's industrials positions, in aggregate, fared better than the benchmark index industrials.

Certain holdings posted strong positive performance during the period. Financial transactions processor Visa, Inc. and biotechnology company Genentech, Inc. (4.9% and 6.9% of net assets, respectively) each had positive returns. In the consumer discretionary sector, McDonald's Corp. (11.3% of net assets), one of the fund's largest holdings, had a significant, positive effect on annual performance results. The fund also benefited from having more exposure than the index to consumer discretionary stocks, which held up better than most other sectors during the period.

Looking ahead

As of December 31, 2008, the fund emphasized the consumer discretionary, financials, industrials and information technology sectors. It had little or no exposure to the telecommunication services and utilities sectors.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (03/27/98)	-41.30	-2.38	0.62
Class B (10/02/06)	-41.49	-2.52	0.54
S&P 500 Index	-37.00	-2.19	-1.38

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	22.87	11.25
Class B	22.83	11.20

Performance of a $10,000 investment, 01/01/99 – 12/31/08

Annual operating expense ratio (%)*

Class A	1.06
Class B	1.31

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the return of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses were reflected, the returns for Class B shares shown for the periods prior to October 2, 2006 would be lower.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	683.88	1,019.66	4.61	5.53	1.09
Class B	1,000.00	1,000.00	682.52	1,018.40	5.67	6.80	1.34

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—97.9%
Consumer Discretionary—21.3%
Hotels, Restaurants & Leisure—14.9%
Las Vegas Sands Corp. (a)	227,080	$1,346,584
McDonald's Corp.	167,778	10,434,114
Wynn Resorts Ltd. (a)	45,726	1,932,381
		13,713,079
Multiline Retail—2.4%
Target Corp.	62,686	2,164,548
Specialty Retail—4.0%
Lowe's Companies, Inc.	172,668	3,715,815
Consumer Staples—9.3%
Food & Staples Retailing—9.3%
CVS Caremark Corp.	164,847	4,737,703
Wal-Mart Stores, Inc.	67,865	3,804,512
		8,542,215
Energy—3.5%
Energy Equipment & Services—2.7%
Transocean Ltd. (a)	52,027	2,458,276
Oil, Gas & Consumable Fuels—0.8%
Petroleo Brasileiro SA, ADR	30,745	752,945
Financials—17.5%
Capital Markets—4.2%
Goldman Sachs Group, Inc.	46,516	3,925,485
Commercial Banks—10.8%
Industrial & Commercial Bank of China, Class H	4,640,000	2,466,012
U.S. Bancorp	125,086	3,128,401
Wells Fargo & Co.	147,095	4,336,360
		9,930,773
Diversified Financial Services—2.5%
JPMorgan Chase & Co.	72,539	2,287,155
Health Care—10.9%
Biotechnology—8.7%
Genentech, Inc. (a)	76,113	6,310,529
Gilead Sciences, Inc. (a)	34,359	1,757,119
		8,067,648
Pharmaceuticals—2.2%
Johnson & Johnson	21,542	1,288,858
Schering-Plough Corp.	41,888	713,352
		2,002,210
Industrials—15.7%
Aerospace & Defense—9.4%
General Dynamics Corp.	62,452	3,596,611
Lockheed Martin Corp.	60,308	5,070,696
		8,667,307

	Shares	Value
Road & Rail—6.3%
Norfolk Southern Corp.	42,359	$1,992,991
Union Pacific Corp.	79,988	3,823,427
		5,816,418
Information Technology—14.6%
Communications Equipment—2.2%
QUALCOMM, Inc.	56,106	2,010,278
Computers & Peripherals—2.7%
Apple, Inc. (a)	29,715	2,536,175
Internet Software & Services—1.2%
Google, Inc., Class A (a)	3,486	1,072,468
IT Services—8.1%
MasterCard, Inc., Class A	20,790	2,971,515
Visa, Inc., Class A	85,639	4,491,765
		7,463,280
Software—0.4%
Oracle Corp. (a)	20,924	370,983
Materials—5.1%
Chemicals—5.1%
Air Products & Chemicals, Inc.	19,761	993,385
Monsanto Co.	53,276	3,747,967
		4,741,352
Total Common Stocks (cost of $93,983,185)		90,238,410
	Par
SHORT-TERM OBLIGATION—0.3%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation maturing 09/27/13, market value $235,156 (repurchase proceeds $229,000)	$229,000	229,000
Total Short-Term Obligation (cost of $229,000)		229,000
Total Investments—98.2% (cost of $94,212,185) (b)		90,467,410
Other Assets & Liabilities, Net—1.8%		1,661,201
Net Assets—100.0%		$92,128,611

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $97,689,064.

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	21.3
Financials	17.5
Industrials	15.7
Information Technology	14.6
Health Care	10.9
Consumer Staples	9.3
Materials	5.1
Energy	3.5
97.9
Short-Term Obligation	0.3
Other Assets & Liabilities, Net	1.8
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$94,212,185
Investments, at value	$90,467,410
Cash	939
Receivable for:
Fund shares sold	1,784,627
Dividends receivable	135,265
Other assets	2,235
Total Assets	92,390,476
Liabilities
Payable for:
Fund shares repurchased	79,762
Investment advisory fee	58,475
Administration fee	13,593
Transfer agent fee	10
Trustees' fees	50,019
Audit fee	29,645
Pricing and bookkeeping fees	4,829
Custody fee	2,649
Distribution fee — Class B	1
Chief compliance officer expenses	147
Other liabilities	22,735
Total Liabilities	261,865
Net Assets	$92,128,611
Net Assets Consist of
Paid-in capital	$107,151,171
Undistributed net investment income	539,542
Accumulated net realized loss	(11,817,327)
Net unrealized appreciation (depreciation) on investments	(3,744,775)
Net Assets	$92,128,611
Class A
Net assets	$92,121,396
Shares outstanding	8,191,427
Net asset value per share	$11.25
Class B
Net assets	$7,215
Shares outstanding	644
Net asset value per share	$11.20

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico Focused Equities Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$2,065,156
Interest	132,498
Foreign taxes withheld	(20,637)
Total Investment Income	$2,177,017
Expenses
Investment advisory fee	1,079,535
Administration fee	275,708
Distribution fees — Class B	25
Transfer agent fee	182
Pricing and bookeeping fees	63,423
Trustees' fees	22,593
Custody fee	18,869
Chief compliance officer expenses	621
Other expenses	136,479
Total Expenses	1,597,435
Fees and expenses waived or reimbursed by investment advisor	(10,192)
Custody earnings credit	(118)
Net Expenses	1,587,125
Net Investment Income	589,892
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(11,671,059)
Foreign currency transactions	(8)
Net realized loss	(11,671,067)
Net change in unrealized appreciation (depreciation)	(61,859,987)
Net Loss	(73,531,054)
Net Decrease Resulting from Operations	$(72,941,162)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico Focused Equities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations
Net investment income (loss)	$589,892	$(321,603)
Net realized gain (loss) on investments and foreign currency transactions	(11,671,067)	25,888,355
Net change in unrealized appreciation (depreciation) on investments	(61,859,987)	411,679
Net increase (decrease) resulting from operations	(72,941,162)	25,978,431
Distributions to Shareholders
From net investment income:
Class A	(146,041)	(234,315)
From net realized gains:
Class A	(24,110,803)	—
Class B	(1,667)	—
Total distributions to shareholders	(24,258,511)	(234,315)
Net Capital Stock Transactions	(9,892,984)	(33,430,128)
Total decrease in net assets	(107,092,657)	(7,686,012)
Net Assets:
Beginning of period	199,221,268	206,907,280
End of period	$92,128,611	$199,221,268
Undistributed net investment income at end of period	$539,542	$119,630

Capital Stock Activity

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	298,150	4,373,837	383,100	8,152,569
Distributions reinvested	1,509,449	24,256,844	10,970	234,315
Redemptions	(2,326,908)	(38,525,332)	(1,947,969)	(41,817,012)
Net decrease	(519,309)	(9,894,651)	(1,553,899)	(33,430,128)
Class B
Distributions reinvested	104	1,667	—	—
Net increase	104	1,667	—	—

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico Focused Equities Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008		2007	2006(a)(b)		2005		2004
Net Asset Value, Beginning of Period	$22.87		$20.16	$18.62		$16.89		$15.16
Income from Investment Operations:
Net investment income (loss) (c)	0.07		(0.03)	0.02		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(8.58)		2.76	1.52		1.75		1.75
Total from investment operations	(8.51)		2.73	1.54		1.73		1.73
Less Distributions to Shareholders:
From net investment income	(0.02)		(0.02)	—		—		—
From net realized gains	(3.09)		—	—		—		—
Total distributions to shareholders	(3.11)		(0.02)	—		—		—
Net Asset Value, End of Period	$11.25		$22.87	$20.16		$18.62		$16.89
Total return (d)	(41.30	)%(e)	13.57%	8.27	%(e)	10.24	%(e)	11.41	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (f)	1.09%		1.06%	1.05%		1.05%		1.09%
Waiver/Reimbursement	0.01%		—	0.18%		0.25%		0.25%
Net investment income (loss) (f)	0.41%		(0.16)%	0.12%		(0.10)%		(0.16)%
Portfolio turnover rate	78%		62%	67%		68%		99%
Net assets, end of period (000's)	$92,121		$199,209	$206,896		$205,892		$195,738

(a)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico Focused Equities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,			Period Ended December 31,
	2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$22.83		$20.15	$18.50
Income from Investment Operations:
Net investment income (loss) (c)	0.03		(0.08)	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(8.57)		2.76	1.63
Total from investment operations	(8.54)		2.68	1.65
Less Distributions to Shareholders:
From net realized gains	(3.09)		—	—
Net Asset Value, End of Period	$11.20		$22.83	$20.15
Total return (d)	(41.49	)%(e)	13.30%	8.92	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.34%		1.31%	1.37	%(i)
Waiver/Reimbursement	0.01%		—	—	%(h)(i)
Net investment income (loss) (g)	0.15%		(0.39)%	0.39	%(i)
Portfolio turnover rate	78%		62%	67	%(f)
Net assets, end of period (000's)	$7		$12	$11

(a)  On May 1, 2006, Nations Marsico Focused Equities Portfolio was renamed Columbia Marsico Focused Equities Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01% except for the period ended December 31, 2006, which had an impact of 0.02%.

(h)  Rounds to less than 0.01%.

(i)  Annualized

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Marsico Focused Equities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$87,772,398	$—
Level 2—Other Significant Observable Inputs	2,695,012	—
Level 3—Significant Unobservable Inputs	—	—
Total	$90,467,410	$—

11

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the market in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

12

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(23,939)	$23,938	$1

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

December 31, 2008
Ordinary Income*	Long-term Capital Gains
$1,774,692	$22,483,819
December 31, 2007
Ordinary Income*	Long-term Capital Gains
$234,315	$—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Net Unrealized Depreciation*
$539,542	$(7,221,654)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
$10,585,923	$(17,807,577)	$(7,221,654)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$4,711,210

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $3,629,237 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not

13

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 Million	0.74%
$500 Million to $1 Billion	0.69%
$1 Billion to $1.5 Billion	0.64%
$1.5 Billion to $3 Billion	0.59%
$3 Billion to $6 Billion	0.57%
Over $6 Billion	0.55%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.74% of the Fund's average daily net assets.

Sub-Advisory Fee—Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Marsico is entitled to receive a monthly sub-advisory fee at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico the monthly sub-advisory fee to which Marsico is entitled. To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate of 0.45% of the Fund's average daily net assets to which Marsico was entitled from the Fund prior to January 1, 2008 and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 to which Marsico is entitled from the Fund which is described under the "Sub-Advisory Fee" section.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the

14

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a distribution plan (the "Distribution Plan") with respect to the Class B shares of the Fund, pursuant to Rule 12b-1 under the 1940 Act. Payments under the Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net assets of the Class B shares.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of Columbia Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the fund were $109,430,603 and $137,371,340, respectively.

Note 7. Shares of Beneficial Interest

As of December 31, 2008, the Fund had two shareholders that collectively held 92.9% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

15

Notes to Financial Statements (continued)

Columbia Marsico Focused Equities Fund, Variable Series / December 31, 2008

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of Columbia Marsico Focused Equities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

17

Federal Income Tax Information (Unaudited)

Columbia Marsico Focused Equities Fund, Variable Series

8.54% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2008 qualifies for the corporate dividends received deduction.

18

Fund Governance

Columbia Marsico Focused Equities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – Spectrum Brands, Inc. (consumer products); Director – Simmons Company (bedding); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer – ING Americas, from 1999 through April 2003; oversees 66; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 66; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation, Chairman – The Daniel-Mickel Foundation; oversees 66; Board Member – Piedmont Natural Gas.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

19

Fund Governance (continued)

Columbia Marsico Focused Equities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006).	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory Agreements

Columbia Marsico Focused Equities Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

Nature, Extent and Quality of Services The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

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Fund Performance and Expenses The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board separately considered Columbia Marsico Growth Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia Marsico 21st Century Fund, Variable Series because the total expense ratio and the Actual Management Rate of each Fund were appreciably above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of these Funds over some periods relative to their respective Peer Groups, that outweighed the factors noted above. The Board also separately considered Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate was appreciable above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of the Fund over some periods relative to its Peer Group, that outweighed the factor noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital and MacKay Shields, which serve as Sub-Advisers to certain of the Funds. The Board reviewed comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies.

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The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Abdvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board and its Committees confer with the portfolio managers of the Funds at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

[EXCERPTS FROM:]

REPORT OF INDEPENDENT FEE
CONSULTANT TO THE FUNDS
SUPERVISED BY
THE COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.
November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth

1   CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

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D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. RECOMMENDATIONS

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

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2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico Focused Equities Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2577-1208 (02/09) 09-70792

Columbia Marsico Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2008 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers Discussion

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

Columbia Marsico Growth Fund, Variable Series seeks long-term growth of capital.

Thomas F. Marsico has managed the fund since the fund's inception.

Summary

In one of the worst years in memory for the U.S. stock market, the fund's Class A shares; its benchmark, the S&P 500 Index;1 and the average fund in its peer group, the Lipper VUF Large-Cap Growth Funds Classification2, suffered significant losses. For the 12-month period ended December 31, 2008, the fund's Class A shares return was lower than the return of its benchmark but higher than the average return of its peer group.

Stock selection and maintaining relatively small allocations, on average, to the consumer staples and health care sectors were further detractors. Some of these negative returns, however, were offset by good stock selection in the financials sector. The fund also managed to stem losses by elevating exposure to cash and cash equivalents during the latter portion of the reporting period.

Sources of positive relative performance

There were few sources of positive performance during the period. However, McDonald's Corp. and Amazon.com, Inc., were two such contributors (7.5% and 0.3% of net assets, respectively). As one of the fund's largest holdings, McDonald's had a significant, positive effect on annual performance results. In addition, the fund had more exposure than the index to the consumer discretionary sector, which benefited performance on a relative basis as the sector held up better than most other sectors within the index. Elsewhere in the portfolio Genentech, Inc., a biotechnology company, and power automation systems provider ABB Ltd. (4.1% and 0.6% of net assets, respectively) had a positive effect on annual performance results. Other successes came primarily on a relative basis. For example, the fund's financials, while providing a negative return, outperformed the financials in the index.

Energy, telecommunications detracted from performance

Stock selection in the energy sector was a material detractor from performance. Energy companies came under pressure late in the 12-month period, as oil and gasoline prices dropped substantially. Against this backdrop, Transocean Ltd., Petroleo Brasileiro SA and Schlumberger Ltd. (2.2%, 0.5% and 1.0% of net assets, respectively) posted sharp declines and were among the fund's weakest-performing individual positions. In the telecommunication services sector, wireless providers China Mobile Ltd. and America Movil S.A. B. de C.V. each declined sharply prior to being sold.

Stock selection hurt performance in health care and consumer staples

The fund's performance was further hurt by stock selection in the health care and consumer staples sectors, which were the strongest performers within the index. Positions in health care services provider UnitedHealth Group, Inc. and consumer staples position CVS Caremark Corp. (2.9% of net assets) had a negative effect on annual performance results. UnitedHealth Group, Inc. was sold from the fund during the reporting period. The fund also lost opportunity in these sectors because it had less exposure to them than the index. Individual holdings that had a significant negative impact on performance included Apple, Inc., Goldman Sachs Group, Inc. and hotel/casino operator Las Vegas Sands Corp. (2.3%, 2.4% and 1.4% of net assets, respectively).

Changes during the period

During the period, the fund reduced its exposure to the energy, information technology, telecommunication services and health care sectors while increasing its exposure to consumer discretionary and financials. Late in the period, we increased the fund's cash position to approximately 17% of the fund's total net assets. This shift provided a limited measure of protection against a declining stock market and modestly helped stem losses.

Looking ahead

As of December 31, 2008, the fund emphasized the consumer discretionary, financials, information technology and industrials sectors and had little or no exposure to the telecommunication services and utilities sectors. As we identify new investment opportunities and add selectively to existing holdings, we expect to deploy cash and decrease the fund's position in cash and cash equivalents.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 common stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is less focused.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class A (03/27/98)	-39.45	-1.73	1.17
Class B (10/02/06)	-39.59	-1.85	1.11
S&P 500 Index	-37.00	-2.19	-1.38

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class A	22.28	13.45
Class B	22.24	13.43

Performance of a $10,000 investment, 01/01/99 – 12/31/08

Annual operating expense ratio (%)*
Class A	0.99
Class B	1.24

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing share class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses were reflected, the returns for Class B shares shown for the periods prior to October 2, 2006 would be lower.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	690.12	1,020.36	4.04	4.82	0.95
Class B	1,000.00	1,000.00	689.31	1,019.10	5.10	6.09	1.20

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—82.1%
Consumer Discretionary—17.3%
Hotels, Restaurants & Leisure—10.4%
Las Vegas Sands Corp. (a)	2,945,049	$17,464,141
McDonald's Corp.	1,529,017	95,089,567
Wynn Resorts Ltd. (a)	167,768	7,089,876
Yum! Brands, Inc.	390,056	12,286,764
		131,930,348
Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)	84,346	4,325,263
Media—0.4%
Walt Disney Co.	234,412	5,318,808
Multiline Retail—1.4%
Target Corp.	500,547	17,283,888
Specialty Retail—2.5%
Lowe's Companies, Inc.	1,510,271	32,501,032
Textiles, Apparel & Luxury Goods—2.3%
NIKE, Inc., Class B	567,895	28,962,645
Consumer Staples—6.4%
Food & Staples Retailing—6.4%
Costco Wholesale Corp.	415,592	21,818,580
CVS Caremark Corp.	1,291,498	37,117,652
Wal-Mart Stores, Inc.	399,665	22,405,220
		81,341,452
Energy—5.1%
Energy Equipment & Services—3.7%
Cameron International Corp. (a)	287,698	5,897,809
Schlumberger Ltd.	299,463	12,676,269
Transocean Ltd. (a)	603,042	28,493,734
		47,067,812
Oil, Gas & Consumable Fuels—1.4%
Devon Energy Corp.	62,810	4,127,245
Hess Corp.	129,255	6,933,238
Petroleo Brasileiro SA, ADR	265,454	6,500,969
		17,561,452
Financials—14.2%
Capital Markets—2.4%
Goldman Sachs Group, Inc .	355,118	29,968,408
Commercial Banks—10.1%
Industrial & Commercial Bank of China, Class H	57,978,000	30,813,457
U.S. Bancorp	1,524,152	38,119,042
Wells Fargo & Co.	2,015,755	59,424,457
		128,356,956
Diversified Financial Services—1.0%
JPMorgan Chase & Co.	404,228	12,745,309
Real Estate Management & Development—0.7%
St. Joe Co. (a)	379,854	9,238,049

	Shares	Value
Health Care—9.0%
Biotechnology—7.0%
Genentech, Inc. (a)	632,864	$52,470,754
Gilead Sciences, Inc. (a)	728,336	37,247,103
		89,717,857
Pharmaceuticals—2.0%
Johnson & Johnson	216,120	12,930,460
Schering-Plough Corp.	727,137	12,383,143
		25,313,603
Industrials—11.2%
Aerospace & Defense—4.3%
General Dynamics Corp.	376,093	21,659,196
Lockheed Martin Corp.	400,734	33,693,714
		55,352,910
Electrical Equipment—0.6%
ABB Ltd., ADR	473,696	7,110,177
Machinery—0.4%
Deere & Co.	129,793	4,973,668
Road & Rail—5.9%
Norfolk Southern Corp.	631,321	29,703,653
Union Pacific Corp.	941,645	45,010,631
		74,714,284
Information Technology—12.2%
Communications Equipment—2.3%
QUALCOMM, Inc.	808,781	28,978,623
Computers & Peripherals—2.3%
Apple, Inc. (a)	342,650	29,245,178
Seagate Technology, Inc., Escrow Shares (a)(b)	4,500	45
		29,245,223
Internet Software & Services—1.1%
Google, Inc., Class A (a)	44,656	13,738,418
IT Services—6.2%
MasterCard, Inc., Class A	261,317	37,350,039
Visa, Inc., Class A	798,874	41,900,941
		79,250,980
Software—0.3%
Oracle Corp. (a)	268,029	4,752,154
Materials—6.7%
Chemicals—6.7%
Air Products & Chemicals, Inc.	338,862	17,034,593
Monsanto Co.	733,381	51,593,353
Praxair, Inc.	271,324	16,105,793
		84,733,739
Total Common Stocks (cost of $1,240,521,778)		1,044,483,058

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

	Shares	Value
PREFERRED STOCK—0.4%
Financials—0.4%
Commercial Banks—0.4%
Wells Fargo & Co. 8.000%	226,525	$4,974,489
Total Preferred Stock (cost of $4,353,402)		4,974,489
	Par
SHORT-TERM OBLIGATION—17.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation maturing 09/15/09, market value $226,336,725 (repurchase proceeds $221,895,123)	$221,895,000	221,895,000
Total Short-Term Obligation (cost of $221,895,000)		221,895,000
Total Investments—99.9% (cost of $1,466,770,180) (c)		1,271,352,547
Other Assets & Liabilities, Net—0.1%		652,298
Net Assets—100.0%		$1,272,004,845

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $1,498,751,107.

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	17.3
Financials	14.6
Information Technology	12.2
Industrials	11.2
Health Care	9.0
Materials	6.7
Consumer Staples	6.4
Energy	5.1
82.5
Short-Term Obligation	17.4
Other Assets & Liabilities, Net	0.1
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$1,244,875,180
Repurchase agreement, at cost	221,895,000
Total investments, at cost	1,466,770,180
Investments, at value	$1,049,457,547
Repurchase agreement, at value	221,895,000
Total investments, at value	1,271,352,547
Cash	810
Receivable for:
Fund shares sold	175,308
Dividends	1,796,083
Interest	62
Other assets	25,550
Total Assets	1,273,350,360
Liabilities
Payable for:
Fund shares repurchased	211,010
Investment advisory fee	758,225
Administration fee	223,034
Transfer agent fee	61
Pricing and bookkeeping fees	12,270
Trustees' fees	67,761
Custody fee	14,625
Distribution fees — Class B	2,222
Audit fee	29,763
Legal fee	21,949
Reports to shareholders	2,249
Chief compliance officer expenses	238
Other liabilities	2,108
Total Liabilities	1,345,515
Net Assets	$1,272,004,845
Net Assets Consist of
Paid-in capital	$1,759,699,962
Undistributed net investment income	6,922,007
Accumulated net realized loss	(299,199,491)
Net unrealized appreciation (depreciation) on investments	(195,417,633)
Net Assets	$1,272,004,845
Class A
Net assets	$1,260,278,493
Shares outstanding	93,685,490
Net asset value per share	$13.45
Class B
Net assets	$11,726,352
Shares outstanding	873,069
Net asset value per share	$13.43

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico Growth Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$16,920,903
Interest	3,284,787
Foreign taxes withheld	(121,557)
Total Investment Income	$20,084,133
Expenses
Investment advisory fee	9,570,555
Administration fee	3,031,992
Distribution fees — Class B	28,503
Transfer agent fee	427
Pricing and bookkeeping fees	143,598
Trustees' fees	30,643
Custody fee	111,676
Audit fee	35,671
Legal fees	73,774
Reports to shareholders	237,732
Chief compliance officer expenses	1,039
Other expenses	16,844
Total Expenses	13,282,454
Fees waived or expenses reimbursed by investment advisor	(87,557)
Custody earnings credit	(735)
Net Expenses	13,194,162
Net Investment Income	6,889,971
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(273,140,857)
Foreign currency transactions	(14,136)
Net realized loss	(273,154,993)
Net change in unrealized appreciation (depreciation) on investments	(416,940,490)
Net Loss	(690,095,483)
Net Decrease Resulting from Operations	$(683,205,512)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations
Net investment income	$6,889,971	$4,528,434
Net realized loss on investments and foreign currency transactions	(273,154,993)	(10,518,155)
Net change in unrealized appreciation (depreciation) on investments	(416,940,490)	146,011,363
Net increase (decrease) resulting from operations	(683,205,512)	140,021,642
Distributions to Shareholders
From net investment income:
Class A	(4,699,036)	(629,439)
Class B	(4,646)	—
Total distributions to shareholders	(4,703,682)	(629,439)
Net Capital Stock Transactions	618,011,217	683,151,109
Total increase (decrease) in net assets	(69,897,977)	822,543,312
Net Assets
Beginning of period	1,341,902,822	519,359,510
End of period	$1,272,004,845	$1,341,902,822
Undistributed net investment income, at end of period	$6,922,007	$4,749,854
Capital Stock Activity

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	35,955,777	647,720,202	35,850,892	745,735,932
Distributions reinvested	247,317	4,699,036	29,931	629,439
Redemptions	(2,398,240)	(43,651,521)	(3,356,534)	(70,857,190)
Net increase	33,804,854	608,767,717	32,524,289	675,508,181
Class B
Subscriptions	550,817	9,893,036	373,088	7,902,615
Distributions reinvested	245	4,646	—	—
Redemptions	(39,701)	(654,182)	(11,942)	(259,687)
Net increase	511,361	9,243,500	361,146	7,642,928

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008		2007	2006(a)(b)		2005		2004
Net Asset Value, Beginning of Period	$22.28		$18.98	$17.89		$16.65		$14.73
Income from Investment Operations:
Net investment income (loss) (c)	0.09		0.11	0.04		(0.03)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(8.86)		3.21	1.05		1.27		1.94
Total from investment operations	(8.77)		3.32	1.09		1.24		1.92
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.02)	—		—		—
Net Asset Value, End of Period	$13.45		$22.28	$18.98		$17.89		$16.65
Total return (d)	(39.45	)%(e)	17.48%	6.09	%(e)	7.45	%(e)	13.03	%(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.95%		0.99%	1.01%		1.09%		1.12%
Interest expense	—		—	—		—		—	%(g)
Net expenses (f)	0.95%		0.99%	1.01%		1.09%		1.12%
Waiver/Reimbursement	0.01%		—	0.15%		0.25%		0.25%
Net investment income (loss) (f)	0.50%		0.51%	0.21%		(0.15)%		(0.11)%
Portfolio turnover rate	70%		53%	54%		69%		77%
Net assets, end of period (000's)	$1,260,278		$1,333,860	$519,349		$172,227		$153,100

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01%, except for the year ended December 31, 2006 which had a 0.05% impact.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Financial Highlights

Columbia Marsico Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,			Period Ended December 31,
	2008		2007	2006(a)(b)
Net Asset Value, Beginning of Period	$22.24		$18.98	$17.76
Income from Investment Operations:
Net investment income (c)	0.05		0.08	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(8.85)		3.18	1.21
Total from investment operations	(8.80)		3.26	1.22
Less Distributions to Shareholders:
From net investment income	(0.01)		—	—
Net Asset Value, End of Period	$13.43		$22.24	$18.98
Total return (d)	(39.59	)%(f)	17.18%	6.87	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.20%		1.24%	1.26	%(h)
Waiver/Reimbursement	0.01%		—	—	%(h)(i)
Net investment income (g)	0.26%		0.39%	0.46	%(h)
Portfolio turnover rate	70%		53%	54	%(e)
Net assets, end of period (000's)	$11,726		$8,043	$11

(a)  On May 1, 2006, Nations Marsico Growth Portfolio was renamed Columbia Marsico Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody credits had an impact of less than 0.01%, except for the period ended December 31, 2006 which had a 0.18% impact.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

10

Notes to Financial Statements

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Marsico Growth Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$1,018,644,045	$—
Level 2—Other Significant Observable Inputs	252,708,457	—
Level 3—Significant Unobservable Inputs	45	—
Total	$1,271,352,547	$—

11

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ended December 31, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments In Securities	Other Financial Instruments
Balance as of December 31, 2007	$45	$—
Accretion of discounts/ amortization of premiums	—	—
Realized gain(loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases/sales	—	—
Transfers in and/or out of Level 3	—	—
Balance as of December 31, 2008	$45	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

12

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the market in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 reclasses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(14,136)	$14,136	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$4,703,682	$629,439
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$6,922,010	$—	$(227,398,560)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$56,062,703
Unrealized depreciation	(283,461,263)
Net unrealized depreciation	$(227,398,560)

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$2,838,533
2010	7,897,511
2011	192,915
2016	222,736,925
$233,665,884

Of the capital loss carryforwards attributable to the Fund, $1,388,148 (expiring December 31, 2009) remains from the Fund's merger with Nations Separate Account Trust- Capital Growth Portfolio. The availability of a portion of the remaining capital loss carryforwards acquired by the Fund as a result of a merger may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of

13

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

December 31, 2008, post-October capital losses of $33,552,680 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.74%
$500 million to $1 billion	0.69%
$1 billion to $1.5 billion	0.64%
$1.5 billion to $3 billion	0.59%
$3 billion to $6 billion	0.57%
Over $6 billion	0.55%

For the year ended December 31, 2008, the Fund's effective investment advisory fee rate was 0.69% of the Fund's average daily net assets.

Sub-Advisory Fee—Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Marsico is entitled to receive a monthly sub-advisory fee at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $18 billion	0.45%
Assets in excess of $18 billion and up to $21 billion	0.40%
Assets in excess of $21 billion	0.35%

* For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico Growth Fund, Variable Series; (ii) Columbia Marsico Focused Equities Fund, Variable Series; (iii) Columbia Marsico 21st Century Fund, Variable Series; (iv) Columbia Marsico Growth Fund; (v) Columbia Marsico Focused Equities Fund; (vi) Columbia Marsico 21st Century Fund; and (vii) any future Columbia U.S. equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico the monthly sub-advisory fee to which Marsico is entitled. To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate of 0.45% of the Fund's average daily net assets to which Marsico was entitled from the Fund prior to January 1, 2008, and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 to which Marsico is entitled from the Fund which is described under the "Sub-Advisory Fee" section.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund

14

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of Columbia Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $1,334,692,440 and $836,941,715, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

15

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, one shareholder held 87.6% of the Fund's shares outstanding. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

16

Notes to Financial Statements (continued)

Columbia Marsico Growth Fund, Variable Series / December 31, 2008

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit.

17

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of Columbia Marsico Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

18

Federal Income Tax Information (Unaudited)

Columbia Marsico Growth Fund, Variable Series

100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2008, qualifies for the corporate dividends received deduction.

19

Fund Governance

Columbia Marsico Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – Spectrum Brands, Inc. (consumer products); Director – Simmons Company (bedding); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer – ING Americas, from 1999 through April 2003; oversees 66; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 66; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation, Chairman – The Daniel-Mickel Foundation; oversees 66; Board Member – Piedmont Natural Gas.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

20

Fund Governance (continued)

Columbia Marsico Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006).	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory Agreements

Columbia Marsico Growth Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

Nature, Extent and Quality of Services The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

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Fund Performance and Expenses The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board separately considered Columbia Marsico Growth Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia Marsico 21st Century Fund, Variable Series because the total expense ratio and the Actual Management Rate of each Fund were appreciably above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of these Funds over some periods relative to their respective Peer Groups, that outweighed the factors noted above. The Board also separately considered Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate was appreciable above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of the Fund over some periods relative to its Peer Group, that outweighed the factor noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital and MacKay Shields, which serve as Sub-Advisers to certain of the Funds. The Board reviewed comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies.

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The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Abdvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board and its Committees confer with the portfolio managers of the Funds at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.
November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

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E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

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Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

  1.  Adjusting total profitability data for Private Bank expenses

  2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Marsico Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2578-1208 (02/09) 09-70809

Columbia Marsico International Opportunities Fund, Variable Series

Columbia Funds Variable Insurance Trust I

2008 Annual Report

The views expressed in this report reflect the current views of the Portfolio Manager. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

Columbia Marsico International Opportunities Fund, Variable Series seeks long-term growth of capital.

James G. Gendelman has managed the fund since August 2000.

Summary

For the 12-month period that ended December 31, 2008, Columbia Marsico International Opportunities Fund, Variable Series underperformed its benchmark, the MSCI EAFE Index1 and the average return of the fund's peer group, the Lipper VUF International Growth Funds Classification.2 All returns were measured in U.S. dollars. In an environment of slowing economic growth and weak financial conditions around the world, the fund, its benchmark and peer group all lost substantial ground. Stock selection had a negative impact on the fund's relative performance. Several individual holdings performed well. In addition, the fund benefited from shifting currency values and from raising its cash position.

Stock selection hurt performance across sectors

The fund's utilities-related positions posted an aggregate loss of negative 53%. France-based waste and water treatment providers Veolia Environnement SA and Electricite de France SA each posted sharp declines and were sold from the fund.

In the industrials sector, Denmark-headquartered manufacturer of wind turbines, Vestas Wind Systems A/S (4.3% of net assets), posted a sharp decline. Swiss power and automation technology company ABB Ltd., French power company Alstom SA and Spanish wind turbine company Gamesa Corporacion Tecnologica SA (1.2%, 1.5% and 2.2% of net assets, respectively) also posted sharp declines. In the energy sector, Brazil-based oil exploration and production company Petroleo Brasileiro SA (2.1% of net assets) was a material detractor from performance.

Stock selection in the consumer discretionary sector also hampered results. Consumer-related equities were beset by worries related to a global economic slowdown. In this environment, hotel/casino operator Las Vegas Sands Corp. posted a sharp decline. Financials holdings also delivered disappointing results, including BNP Paribas SA, Credit Suisse Group AG (1.4% and 3.2% of net assets, respectively), Deutsche Bank AG and France-headquartered AXA SA. AXA and Deutsche Bank were sold during the period.

Bright spots during difficult times

There were several bright spots in the fund's performance. London headquartered telecommunications company Vodafone Group PLC, Germany-based auto manufacturer Bayeriche Moteren Werke AG (BMW) and Swiss pharmaceutical/biotechnology companies Roche Holdings AG and Actelion Ltd. (2.1%, 1.0%, 2.2% and 1.1% of net assets, respectively) all posted positive results. A 9% position, on average, in cash helped cushion the fund against volatility. The fund's dollar-based holdings benefited from a stronger U.S. dollar and an underweight in countries whose local currencies depreciated substantially versus the dollar, including the euro and the pound.

Looking ahead

As of December 31, 2008, the fund's largest country allocations included Switzerland, the United Kingdom, Japan and France. The fund's sector allocations emphasized financials, health care, industrials, and consumer staples. At period-end, the fund's cash and short-term investments represented approximately 9% of the fund's net assets.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve special risks, including foreign taxation and potential confiscatory levels of taxation and withholding taxes, currency risks, risks associated with possible differences in financial standards and other monetary and political risks.

The fund normally invests in a core portfolio of 35-50 stocks. By maintaining a relatively concentrated portfolio, the fund may be subject to greater risk than a fund that is more fully diversified.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and / or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	10-year
Class B (03/27/98)	-48.49	1.15	3.85
MSCI EAFE Index	-43.38	1.66	0.80

Inception date of share class is in parentheses.

Net asset value per share ($)	12/31/07	12/31/08
Class B	25.23	10.45

Performance of a $10,000 investment, 01/01/99 – 12/31/08

Annual operating expense ratio (%)*
Class B	1.39

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

The graph compares the results of a hypothetical $10,000 investment in Class B shares of the fund with the index. The returns for the index and Class B shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account value and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
	1,000.00	1,000.00	592.38	1,018.15	5.56	7.05	1.39

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—91.5%
Consumer Discretionary—9.1%
Automobiles—2.0%
Bayerische Motoren Werke AG	62,777	$1,929,692
Honda Motor Co., Ltd.	96,900	2,101,499
		4,031,191
Hotels, Restaurants & Leisure—3.0%
Accor SA	82,230	4,046,522
Las Vegas Sands Corp. (a)	314,223	1,863,342
		5,909,864
Household Durables—1.0%
Gafisa SA	305,432	1,404,913
Panasonic Corp.	51,000	639,049
		2,043,962
Media—0.8%
JC Decaux SA	85,157	1,466,197
Specialty Retail—1.8%
Esprit Holdings Ltd.	457,000	2,604,915
Hennes & Mauritz AB, Class B	26,091	1,019,533
		3,624,448
Textiles, Apparel & Luxury Goods—0.5%
Compagnie Financiere Richemont SA	52,274	1,014,876
Consumer Staples—10.0%
Beverages—2.7%
Heineken NV	175,316	5,386,334
Food & Staples Retailing—3.0%
Tesco PLC	1,148,063	5,981,307
Food Products—2.9%
Nestle SA, Registered Shares	142,342	5,610,065
Household Products—1.4%
Reckitt Benckiser Group PLC	74,602	2,779,254
Energy—9.1%
Energy Equipment & Services—2.3%
Cie Generale de Geophysique-Veritas (a)	102,981	1,537,728
Transocean Ltd. (a)	63,416	2,996,406
		4,534,134
Oil, Gas & Consumable Fuels—6.8%
BG Group PLC	264,006	3,665,398
BP PLC	485,749	3,721,948
CNOOC Ltd.	2,077,200	1,973,943
Petroleo Brasileiro SA, ADR	168,694	4,131,316
		13,492,605
Financials—15.6%
Capital Markets—6.1%
Credit Suisse Group AG, Registered Shares	232,265	6,366,207

	Shares	Value
Daiwa Securities Group, Inc.	420,000	$2,502,976
Julius Baer Holding AG	81,251	3,125,541
		11,994,724
Commercial Banks—7.9%
BNP Paribas	65,487	2,765,280
HSBC Holdings PLC	206,110	1,972,726
ICICI Bank Ltd., ADR	103,762	1,997,418
Industrial & Commercial Bank of China, Class H	3,441,000	1,828,782
Mizuho Financial Group, Inc. (b)	790	2,351,252
Uniao de Bancos Brasileiros SA, ADR	74,873	4,838,293
		15,753,751
Real Estate Management & Development—1.6%
CapitaLand Ltd.	228,000	500,912
Cheung Kong Holdings Ltd.	235,000	2,240,480
Sumitomo Realty & Development Co., Ltd.	30,000	446,972
		3,188,364
Health Care—13.3%
Biotechnology—4.2%
Actelion Ltd., Registered Shares (a)	37,806	2,129,284
CSL Ltd.	261,956	6,185,701
		8,314,985
Life Sciences Tools & Services—3.3%
Lonza Group AG, Registered Shares	70,992	6,562,853
Pharmaceuticals—5.8%
Roche Holding AG, Genusschein Shares	27,914	4,296,905
Teva Pharmaceutical Industries Ltd., ADR	169,773	7,227,237
		11,524,142
Industrials—12.4%
Airlines—0.5%
Singapore Airlines Ltd.	121,000	949,843
Building Products—1.1%
Daikin Industries Ltd.	84,568	2,230,311
Electrical Equipment—9.1%
ABB Ltd., Registered Shares (a)	155,093	2,337,905
Alstom	51,264	3,027,284
Gamesa Corp., Tecnologica SA	237,835	4,313,970
Vestas Wind Systems A/S (a)	142,766	8,485,138
		18,164,297
Trading Companies & Distributors—1.7%
Marubeni Corp.	872,000	3,323,567

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

	Shares	Value
Information Technology—10.2%
Communications Equipment—1.8%
Nokia Oyj	192,671	$2,986,965
Research In Motion Ltd. (a)	17,462	708,608
		3,695,573
Electronic Equipment, Instruments & Components—1.5%
HON HAI Precision Industry Co., Ltd.	1,472,450	2,902,872
Semiconductors & Semiconductor Equipment—3.1%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	776,838	6,137,020
Software—3.8%
Nintendo Co., Ltd.	19,500	7,491,800
Materials—4.6%
Chemicals—2.6%
Linde AG	60,054	5,081,978
Construction Materials—2.0%
Cemex SA de CV, ADR, COP (a)	444,436	4,062,145
Telecommunication Services—7.2%
Diversified Telecommunication Services—2.2%
Telefonica SA	192,852	4,322,867
Wireless Telecommunication Services—5.0%
Rogers Communications, Inc., Class B	199,287	5,906,773
Vodafone Group PLC	2,028,968	4,084,544
		9,991,317
Total Common Stocks (cost of $219,311,150)		181,566,646
	Par
SHORT-TERM OBLIGATION—9.4%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Agency obligation maturing 11/17/15, market value $19,115,381 (repurchase proceeds $18,737,010)	$18,737,000	18,737,000
Total Short-Term Obligation (cost of $18,737,000)		18,737,000
Total Investments—100.9% (cost of $238,048,150) (c)		200,303,646
Other Assets & Liabilities, Net—(0.9)%		(1,775,018)
Net Assets—100.0%		$198,528,628

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(c)  Cost for federal income tax purposes is $267,162,116.

The Fund was invested in the following countries at December 31, 2008:

Summary of Securities By Country (Unaudited)	Value	% of Total Investments
United States*	$52,698,786	26.3
Switzerland	31,443,636	15.7
United Kingdom	22,205,176	11.1
Japan	21,087,426	10.5
France	12,843,011	6.4
Hong Kong	8,648,119	4.3
Spain	8,636,837	4.3
Denmark	8,485,139	4.3
Germany	7,011,670	3.5
Australia	6,185,701	3.1
Canada	5,906,773	2.9
Netherlands	5,386,334	2.7
Finland	2,986,965	1.5
Taiwan	2,902,872	1.5
Singapore	1,450,755	0.7
Brazil	1,404,913	0.7
Sweden	1,019,533	0.5
	$200,303,646	100.0

*Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

COP	Certificates of Participation

See Accompanying Notes to Financial Statements.

5

Statement of Assets and Liabilities

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$238,048,150
Investments, at value	$200,303,646
Cash	857
Foreign currency (cost of $210,500)	211,798
Receivable for:
Investments sold	68,498
Fund shares sold	389,887
Dividends	275,839
Foreign tax reclaims	339,316
Other assets	5,562
Total Assets	201,595,403
Liabilities
Payable for:
Investments purchased	2,574,473
Fund shares repurchased	157,695
Investment advisory fee	129,966
Administration fee	29,336
Transfer agent fee	55
Pricing and bookkeeping fees	6,154
Trustees' fees	48,573
Custody fee	26,139
Audit fee	25,678
Legal fee	366
Distribution fees	38,316
Reports to shareholders	29,407
Chief compliance officer expenses	170
Other liabilities	447
Total Liabilities	3,066,775
Net Assets	$198,528,628
Net Assets Consist of
Paid-in capital	$337,801,575
Undistributed net investment income	2,977,788
Accumulated net realized loss	(104,503,512)
Net unrealized appreciation (depreciation) on:
Investments	(37,744,504)
Foreign currency translations	(2,719)
Net Assets	$198,528,628
Shares outstanding	19,005,388
Net asset value per share	$10.45

See Accompanying Notes to Financial Statements.

6

Statement of Operations

Columbia Marsico International Opportunities Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$8,200,609
Interest	486,090
Foreign taxes withheld	(742,634)
Total Investment Income	7,944,065
Expenses
Investment advisory fee	2,684,119
Administration fee	649,905
Distribution fees	838,787
Transfer agent fee	305
Pricing and bookkeeping fees	91.761
Trustees' fees	20,684
Custody fee	210,869
Audit fee	35,950
Legal fees	51,131
Reports to shareholders	73,622
Chief compliance officer expenses	671
Other expenses	9,615
Total Expenses	4,667,419
Custody earnings credit	(204)
Net Expenses	4,667,215
Net Investment Income	3,276,850
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized loss on:
Investments	(103,647,508)
Foreign currency transactions	(261,307)
Net realized loss	(103,908,815)
Net change in unrealized appreciation (depreciation) on:
Investments	(118,121,233)
Foreign currency translations	(10,725)
Net change in unrealized appreciation (depreciation)	(118,131,958)
Net Loss	(222,040,773)
Net Decrease Resulting from Operations	$(218,763,923)

See Accompanying Notes to Financial Statements.

7

Statement of Changes in Net Assets

Columbia Marsico International Opportunities Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations
Net investment income	$3,276,850	$4,749,668
Net realized gain (loss) on investments and foreign currency transactions	(103,908,815)	68,938,731
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(118,131,958)	3,482,672
Net increase (decrease) resulting from operations	(218,763,923)	77,171,071
Distributions to Shareholders
From net investment income	(4,470,501)	(553,929)
From net realized gains	(68,241,198)	(20,158,305)
Total distributions to shareholders	(72,711,699)	(20,712,234)
Net Capital Stock Transactions	103,552,136	(69,613,705)
Total decrease in net assets	(187,923,486)	(13,154,868)
Net Assets
Beginning of period	386,452,114	399,606,982
End of period	$198,528,628	$386,452,114
Undistributed net investment income at end of period	$2,977,788	$4,467,730
Capital Stock Activity

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Subscriptions	5,334,709	104,335,744	6,556,829	152,158,440
Distributions reinvested	4,351,388	72,711,699	884,005	20,712,234
Redemptions	(5,998,071)	(73,495,307)	(10,331,036)	(242,484,379)
Net increase (decrease)	3,688,026	103,552,136	(2,890,202)	(69,613,705)

See Accompanying Notes to Financial Statements.

8

Financial Highlights

Columbia Marsico International Opportunities Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,

	2008	2007		2006(a)(b)	2005		2004
Net Asset Value, Beginning of Period	$25.23	$21.95		$18.44	$15.74		$13.56
Income from Investment Operations:
Net investment income (c)	0.17 (d)	0.27	(e)	0.05	0.12		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(10.88)	3.97		4.14	2.92		2.17
Total from investment operations	(10.71)	4.24		4.19	3.04		2.25
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.02)		(0.06)	(0.02)		(0.05)
From net realized gains	(3.82)	(0.94)		(0.62)	(0.32)		(0.02)
Total distributions to shareholders	(4.07)	(0.96)		(0.68)	(0.34)		(0.07)
Net Asset Value, End of Period	$10.45	$25.23		$21.95	$18.44		$15.74
Total return (f)	(48.49)%	19.68%		23.22%	19.52	%(g)	16.59	%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (h)	1.39%	1.39%		1.37%	1.49%		1.50%
Interest expense	—	—	%(i)	—	—		—
Net expenses (h)	1.39%	1.39%		1.37%	1.49%		1.50%
Waiver/Reimbursement	—	—		—	—	%(i)	0.07%
Net investment income (h)	0.98%	1.15%		0.27%	0.78%		0.53%
Portfolio turnover rate	132%	133%		102%	154%		130%
Net assets, end of period (000's)	$198,529	$386,452		$399,607	$157,851		$113,124

(a)  On May 1, 2006, Nations Marsico International Opportunities Portfolio was renamed Columbia Marsico International Opportunities Fund, Variable Series.

(b)  On October 2, 2006, the Fund's Share class was renamed Class B shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

9

Notes to Financial Statements

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Marsico International Opportunities Fund, Variable Series (the "Fund"), a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term growth of capital.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers one class of shares, Class B. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

10

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$41,273,472	$—
Level 2—Other Significant Observable Inputs	156,678,922	—
Level 3—Significant Unobservable Inputs	2,351,252	—
Total	$200,303,646	$—

The Fund's assets assigned to the Level 2 input category include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

The following table reconciles asset balances for the year ended December 31, 2008 in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Securities	Other Financial Instruments
Balance as of December 31, 2007	$—	$—
Accretion of discounts/ amortization of premiums	—	—
Realized loss	(1,124,900)	—
Change in unrealized depreciation	(942,847)	—
Net purchases	4,418,999	—
Transfers in and/or out of Level 3	—	—
Balance as of December 31, 2008	$2,351,252	$—

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their derivative contracts. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable

11

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the market in which it invests.

Foreign Capital Gains Taxes—Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional Class B shares of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(296,291)	$296,291	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$35,560,926	$9,573,531
Long-Term Capital Gains	37,150,773	11,138,703

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$2,965,109	$—	$(66,858,470)

* The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$12,323,906
Unrealized depreciation	(79,182,376)
Net unrealized depreciation	$(66,858,470)

The following capital loss carryforwards, determined as of December 31, 2008, may be available to reduce

12

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$61,748,777

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $13,640,769 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.80% of the Fund's average daily net assets.

Sub-Advisory Fee—Marsico Capital Management, LLC ("Marsico") has been retained by Columbia to serve as the investment sub-advisor to the Fund. As the sub-advisor, Marsico is responsible for the daily investment operations, including placing all orders for the purchase and sale of the portfolio securities for the Fund. Marsico is entitled to receive a monthly sub-advisory fee at the following annual rates:

Fund Average Daily Net Assets*	Annual Fee Rate
Assets up to $6 billion	0.45%
Assets in excess of $6 billion and up to $10 billion	0.40%
Assets in excess of $10 billion	0.35%

*  For purposes of the calculation, "Assets" are aggregate assets sub-advised by Marsico in the following Columbia Funds: (i) Columbia Marsico International Opportunities Fund, Variable Series; (ii) Columbia Marsico International Opportunities Fund; (iii) Columbia Multi-Advisor International Equity Fund; and (iv) any future Columbia international equity fund sub-advised by Marsico which Columbia and Marsico mutually agree in writing.

Columbia, from the investment advisory fee it receives, pays Marsico the monthly sub-advisory fee to which Marsico is entitled.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.22% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

13

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, serves as distributor of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B Shares pursuant to which it will pay a monthly distribution fee to the distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to waive fees and/or reimburse a portion of the Fund's expenses through April 30, 2009, so that the Fund's total operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 1.50% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2009.

To the extent that the Fund is not benefitting from a separate contractual expense limitation arrangement, Columbia has contractually agreed to waive its advisory fees in the amount that equals the difference between the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate of 0.45% of the Fund's average daily net assets to which Marsico was entitled from the Fund prior to January 1, 2008, and the dollar amount calculated on a monthly basis based on the annualized sub-advisory fee rate effective January 1, 2008 to which Marsico is entitled from the Fund which is described under the "Sub-Advisory Fee" section.

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of Columbia Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $448,481,281 and $410,344,668, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

14

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2008, the Fund had three shareholders that collectively held 85.5% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that

15

Notes to Financial Statements (continued)

Columbia Marsico International Opportunities Fund, Variable Series / December 31, 2008

includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
the Shareholders of Columbia Marsico International Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

17

Federal Income Tax Information (Unaudited)

Columbia Marsico International Opportunities Fund, Variable Series

Foreign taxes paid during the fiscal year ended December 31, 2008, of $741,973 ($0.04 per share) are expected to be passed through to shareholders. This entire amount will be eligible for shareholders to claim as a foreign tax credit.

Gross income derived from sources within foreign countries was $8,200,609 $(0.43 per share) for the fiscal year ended December 31, 2008.

18

Fund Governance

Columbia Marsico International Opportunities Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – Spectrum Brands, Inc. (consumer products); Director – Simmons Company (bedding); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer – ING Americas, from 1999 through April 2003; oversees 66; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 66; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation, Chairman – The Daniel-Mickel Foundation; oversees 66; Board Member – Piedmont Natural Gas.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

19

Fund Governance (continued)

Columbia Marsico International Opportunities Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006).	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

20

Board Consideration and Re-Approval of Investment Advisory Agreements

Columbia Marsico International Opportunities Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

Nature, Extent and Quality of Services The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

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Fund Performance and Expenses The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board separately considered Columbia Marsico Growth Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia Marsico 21st Century Fund, Variable Series because the total expense ratio and the Actual Management Rate of each Fund were appreciably above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of these Funds over some periods relative to their respective Peer Groups, that outweighed the factors noted above. The Board also separately considered Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate was appreciable above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of the Fund over some periods relative to its Peer Group, that outweighed the factor noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital and MacKay Shields, which serve as Sub-Advisers to certain of the Funds. The Board reviewed comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies.

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The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Abdvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board and its Committees confer with the portfolio managers of the Funds at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.
November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

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E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

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Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

  1.  Adjusting total profitability data for Private Bank expenses

  2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2666-1208 (02/09) 09-70791

Columbia Mid Cap Growth Fund,
Variable Series

Columbia Funds Variable Insurance Trust I

2008 Annual Report

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Portfolio Managers' Discussion

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

Columbia Mid Cap Growth Fund, Variable Series seeks long-term capital appreciation.

Wayne M. Collette and George J. Myers co-managed the fund since October 2006. Lawrence W. Lin and Brian D. Neigut have co-managed the fund since October 2007.

Summary

For the 12-month period that ended December 31, 2008, the fund's Class A shares return was slightly higher than the return of the Russell Midcap Growth Index and slightly lower than the return of the Russell Midcap Index.1 In a period of sharply declining stock prices, we believe that stock selection in certain sectors helped the fund's Class A shares hold up slightly better than the average fund in its peer group, the Lipper VUF Mid-Cap Growth Funds Classification.2

Certain consumer and energy holdings helped stem losses

Among consumer discretionary holdings, rising unemployment benefited two for-profit education companies, a counter-cyclical industry that prospers when laid-off workers seek further education or new careers. Shares of Apollo Group, Inc. (parent of University of Phoenix) and DeVry, Inc. (1.0% and 0.6% of net assets, respectively) both moved higher as enrollment increased in their online and campus-based programs. Mid-priced menu offerings drew consumers to Olive Garden, Red Lobster and other dining chains owned by Darden Restaurants, Inc. (0.7% of net assets), whose shares delivered solid positive performance. In consumer staples, value-focused grocery chain Kroger Co. (1.1% of net assets) added to results. Discount retailer BJ's Wholesale Club, Inc. (0.6% of net assets) lost ground, but it held up better than many of its competitors; and because the fund had more exposure than the index to the stock, it helped shore up relative returns.

Disappointments in health care, technology and industrials

Charles River Laboratories International, Inc. (0.8% of net assets), which does contract research for pharmaceutical and biotech firms, declined when client companies scaled back spending in order to reevaluate their own product pipelines. Exposure to solar-power companies also hurt fund returns. We sold Suntech Power Holdings Co. Ltd. and SunPower Corp. as demand dwindled while deteriorating credit markets barred access to needed capital. The slowdown in solar installations also hurt shares of MEMC Electronic Materials, Inc. (0.3% of net assets), makers of solar wafers. Weak sales volume and a slump in global infrastructure spending led us to eliminate shares of General Cable Corp., which makes copper and aluminum cables for power companies and other industrial customers. In technology, we sold Omniture, Inc., a maker of business optimization and web analytic software, as constrained spending by its customers cut into revenues.

A cautiously optimistic outlook

After 2008's historic turbulence, we are cautiously optimistic that steps taken by the U.S. government could help revitalize the economy. The Federal Reserve Board cut short-term interest rates to virtually zero, injecting needed liquidity into credit markets. Long-term interest rates have fallen, enabling many homeowners to refinance mortgages on favorable terms. The federal government has been aggressive in developing large-scale stimulus programs and tumbling energy prices have taken the pressure off personal and business budgets. In time, we believe that these factors have the potential to allay investor fears and restore confidence among consumers, whose spending drives most U.S. economic activity. With these factors in mind, we plan to search for companies that have the potential to prosper if the economic cycle turns positive. Of course, risks such as rising unemployment still remain. Therefore, our move into economically sensitive issues will be prudent and highly selective.

Past performance is no guarantee of future results.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Because mid-sized companies often have narrower markets, limited financial resources and stocks that are not as actively traded as large company stocks, their share prices tend to be more volatile.

Holdings are disclosed as of December 31, 2008, and are subject to change.

The outlook for the fund may differ from that presented for other Columbia Funds.

1  The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your insurance company.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of all distributions.

Performance results reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance results included the effect of these additional charges, they would be lower.

Average annual total return as of December 31, 2008 (%)

	1-year	5-year	Life*
Class A (05/01/01)	-44.28	-1.16	-5.09
Class B (10/02/06)	-44.52	-1.36	-5.21
Russell Midcap Growth Index	-44.32	-2.33	-2.23
Russell Midcap Index	-41.46	-0.71	1.25

Inception date of share class is in parentheses.

*Index performance for life of the fund is from May 1, 2001.

Net asset value per share ($)	12/31/07	12/31/08
Class A	8.69	4.22
Class B	8.67	4.19

Annual operating expense ratio (%)*
Class A	1.14
Class B	1.39
Annual operating expense ratio after contractual waivers (%)*
Class A	1.00
Class B	1.25

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 04/30/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment, 05/01/01 – 12/31/08

The graph compares the results of a hypothetical $10,000 investment in Class A shares of the fund with the index. The returns for the index and Class A shares assume reinvestment of distributions. Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due.

The returns shown for Class B shares include the returns of the fund's Class A shares (the oldest existing fund class) for periods prior to October 2, 2006, the date on which Class B shares were first offered by the Fund. The returns shown for Class B shares have not been restated to reflect any expense differential, such as distribution (Rule 12b-1) fees, between Class A shares and Class B shares. If differences in expenses were reflected, the returns shown for Class B shares for the periods prior to October 2, 2006 would be lower.

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Understanding Your Expenses

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

As a Variable Series fund shareholder, you incur ongoing costs, which generally include investment advisory fees, distribution (Rule 12b-1) fees for Class B shares and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the fund during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Estimating your actual expenses by share class

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

07/01/08 – 12/31/08	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	576.40	1,020.11	3.96	5.08	1.00
Class B	1,000.00	1,000.00	574.69	1,018.85	4.95	6.34	1.25

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the share class of the fund. As a shareholder of the fund, you do not incur any transaction costs, such as sales charges, redemption fees or exchange fees. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

The hypothetical examples provided are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees, that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

3

Investment Portfolio

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

	Shares	Value
COMMON STOCKS—97.1%
Consumer Discretionary—18.4%
Distributors—0.5%
LKQ Corp. (a)	12,250	$142,835
Diversified Consumer Services—2.3%
Apollo Group, Inc., Class A (a)	3,790	290,390
DeVry, Inc.	2,770	159,026
ITT Educational Services, Inc. (a)	2,047	194,424
		643,840
Hotels, Restaurants & Leisure—3.6%
Darden Restaurants, Inc.	7,160	201,769
Starbucks Corp. (a)	15,590	147,481
Starwood Hotels & Resorts Worldwide, Inc.	4,930	88,247
WMS Industries, Inc. (a)	7,310	196,639
Yum! Brands, Inc.	11,210	353,115
		987,251
Leisure Equipment & Products—0.5%
Mattel, Inc.	8,640	138,240
Media—2.2%
DreamWorks Animation SKG, Inc., Class A (a)	5,460	137,920
Liberty Media Corp.—Entertainment, Class A (a)	19,270	336,839
McGraw-Hill Companies, Inc.	5,940	137,749
		612,508
Multiline Retail—1.5%
Dollar Tree, Inc. (a)	5,120	214,016
Kohl's Corp. (a)	5,110	184,982
		398,998
Specialty Retail—5.4%
Advance Auto Parts, Inc.	6,550	220,408
Bed Bath & Beyond, Inc. (a)	5,360	136,251
GameStop Corp., Class A (a)	4,430	95,954
Gap, Inc.	7,280	97,479
Ross Stores, Inc.	6,210	184,623
Sherwin-Williams Co.	3,870	231,232
Tiffany & Co.	4,050	95,702
TJX Companies, Inc.	14,430	296,825
Urban Outfitters, Inc. (a)	7,820	117,144
		1,475,618
Textiles, Apparel & Luxury Goods—2.4%
Coach, Inc. (a)	13,230	274,787
Deckers Outdoor Corp. (a)	2,810	224,435
Polo Ralph Lauren Corp.	3,850	174,828
		674,050
Consumer Staples—4.9%
Food & Staples Retailing—1.7%
BJ's Wholesale Club, Inc. (a)	5,136	175,959
Kroger Co.	11,270	297,641
		473,600

	Shares	Value
Food Products—1.0%
Campbell Soup Co.	3,910	$117,339
H.J. Heinz Co.	4,190	157,544
		274,883
Household Products—1.3%
Church & Dwight Co., Inc.	3,220	180,706
Clorox Co.	3,340	185,571
		366,277
Personal Products—0.9%
Avon Products, Inc.	9,870	237,176
Energy—8.3%
Energy Equipment & Services—3.5%
Cameron International Corp. (a)	7,340	150,470
Core Laboratories N.V.	1,910	114,333
Diamond Offshore Drilling, Inc.	4,430	261,104
FMC Technologies, Inc. (a)	4,210	100,324
National-Oilwell Varco, Inc. (a)	5,960	145,662
Noble Corp.	8,740	193,067
		964,960
Oil, Gas & Consumable Fuels—4.8%
Concho Resources, Inc. (a)	6,108	139,385
CONSOL Energy, Inc.	4,220	120,608
Continental Resources, Inc. (a)	7,702	159,508
Denbury Resources, Inc. (a)	17,030	185,968
PetroHawk Energy Corp. (a)	10,680	166,928
Range Resources Corp.	4,070	139,967
Southwestern Energy Co. (a)	9,960	288,541
Ultra Petroleum Corp. (a)	3,090	106,636
		1,307,541
Financials—6.0%
Capital Markets—3.6%
Charles Schwab Corp.	5,900	95,403
Invesco Ltd.	12,580	181,655
Northern Trust Corp.	4,590	239,323
T. Rowe Price Group, Inc.	5,830	206,615
Waddell & Reed Financial, Inc., Class A	16,380	253,235
		976,231
Commercial Banks—0.5%
TCF Financial Corp.	9,269	126,614
Consumer Finance—0.3%
SLM Corp. (a)	9,660	85,974
Diversified Financial Services—1.1%
CME Group, Inc.	650	135,271
IntercontinentalExchange, Inc. (a)	2,090	172,300
		307,571
Real Estate Investment Trusts (REITs)—0.5%
Plum Creek Timber Co., Inc.	4,140	143,824

See Accompanying Notes to Financial Statements.

4

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

	Shares	Value
Health Care—14.1%
Biotechnology—1.4%
Alexion Pharmaceuticals, Inc. (a)	3,510	$127,027
Celgene Corp. (a)	1,890	104,479
Genzyme Corp. (a)	2,130	141,368
		372,874
Health Care Equipment & Supplies—2.5%
C.R. Bard, Inc.	2,350	198,011
Intuitive Surgical, Inc. (a)	981	124,577
Mindray Medical International Ltd., ADR	7,090	127,620
St. Jude Medical, Inc. (a)	3,960	130,521
Varian Medical Systems, Inc. (a)	3,070	107,573
		688,302
Health Care Providers & Services—5.2%
DaVita, Inc. (a)	4,500	223,065
Express Scripts, Inc. (a)	6,490	356,820
Laboratory Corp. of America Holdings (a)	5,000	322,050
McKesson Corp.	3,310	128,196
Medco Health Solutions, Inc. (a)	5,570	233,439
Quest Diagnostics, Inc.	3,270	169,746
		1,433,316
Life Sciences Tools & Services—3.0%
Charles River Laboratories International, Inc. (a)	7,930	207,766
Covance, Inc. (a)	4,880	224,626
Illumina, Inc. (a)	5,370	139,889
Pharmaceutical Product Development, Inc.	5,260	152,593
Thermo Fisher Scientific, Inc. (a)	3,390	115,497
		840,371
Pharmaceuticals—2.0%
Allergan, Inc.	7,750	312,480
Perrigo Co.	7,470	241,356
		553,836
Industrials—16.9%
Aerospace & Defense—2.0%
Goodrich Corp.	6,980	258,399
Precision Castparts Corp.	5,014	298,233
		556,632
Air Freight & Logistics—0.9%
C.H. Robinson Worldwide, Inc.	4,680	257,540
Commercial Services & Supplies—2.2%
Pitney Bowes, Inc.	4,229	107,755
Stericycle, Inc. (a)	6,370	331,750
Waste Connections, Inc. (a)	5,401	170,509
		610,014
Construction & Engineering—1.4%
Foster Wheeler Ltd. (a)	9,910	231,696
Jacobs Engineering Group, Inc. (a)	3,130	150,553
		382,249

	Shares	Value
Electrical Equipment—1.9%
AMETEK, Inc.	5,900	$178,239
First Solar, Inc. (a)	810	111,748
Roper Industries, Inc.	5,140	223,127
		513,114
Industrial Conglomerates—0.5%
McDermott International, Inc. (a)	13,870	137,036
Machinery—3.8%
Bucyrus International, Inc.	5,100	94,452
Cummins, Inc.	8,100	216,513
Flowserve Corp.	2,700	139,050
ITT Corp.	4,400	202,356
Joy Global, Inc.	4,728	108,224
Parker Hannifin Corp.	3,760	159,950
Wabtec Corp.	2,890	114,878
		1,035,423
Professional Services—1.7%
Dun & Bradstreet Corp.	2,020	155,944
FTI Consulting, Inc. (a)	1,400	62,552
Huron Consulting Group, Inc. (a)	2,070	118,549
Robert Half International, Inc.	6,850	142,617
		479,662
Road & Rail—2.0%
Landstar System, Inc.	9,710	373,155
Old Dominion Freight Line, Inc. (a)	5,790	164,784
		537,939
Trading Companies & Distributors—0.5%
Fastenal Co.	4,100	142,885
Information Technology—19.8%
Communications Equipment—2.2%
F5 Networks, Inc. (a)	4,980	113,843
Harris Corp.	6,180	235,149
Juniper Networks, Inc. (a)	9,310	163,018
Research In Motion Ltd. (a)	2,360	95,769
		607,779
Computers & Peripherals—0.5%
NetApp, Inc. (a)	9,020	126,009
Electronic Equipment, Instruments & Components—1.4%
Agilent Technologies, Inc. (a)	8,550	133,637
Itron, Inc. (a)	2,130	135,766
Trimble Navigation Ltd. (a)	5,710	123,393
		392,796
Internet Software & Services—1.5%
Equinix, Inc. (a)	4,749	252,599
VeriSign, Inc. (a)	8,540	162,943
		415,542
IT Services—4.5%
Alliance Data Systems Corp. (a)	4,690	218,226
Cognizant Technology Solutions Corp., Class A (a)	9,960	179,878
Fiserv, Inc. (a)	4,890	177,849

See Accompanying Notes to Financial Statements.

5

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

	Shares	Value
Global Payments, Inc.	5,420	$177,722
Hewitt Associates, Inc., Class A (a)	6,920	196,390
MasterCard, Inc., Class A	850	121,490
Paychex, Inc.	6,430	168,980
		1,240,535
Semiconductors & Semiconductor Equipment—4.5%
Altera Corp.	7,000	116,970
Analog Devices, Inc.	15,915	302,703
ASML Holding N.V., N.Y. Registered Shares	10,940	197,685
Broadcom Corp., Class A (a)	7,640	129,651
International Rectifier Corp. (a)	8,020	108,270
Intersil Corp., Class A	9,220	84,732
Marvell Technology Group Ltd. (a)	15,070	100,517
MEMC Electronic Materials, Inc. (a)	6,610	94,391
Silicon Laboratories, Inc. (a)	3,660	90,695
		1,225,614
Software—5.2%
Activision Blizzard, Inc. (a)	23,480	202,867
Ansys, Inc. (a)	5,533	154,316
Autodesk, Inc. (a)	4,680	91,962
Citrix Systems, Inc. (a)	6,539	154,124
FactSet Research Systems, Inc.	5,120	226,509
Intuit, Inc. (a)	4,820	114,668
McAfee, Inc. (a)	6,910	238,879
Salesforce.com, Inc. (a)	4,130	132,201
Symantec Corp. (a)	9,560	129,251
		1,444,777
Materials—4.5%
Chemicals—3.6%
Agrium, Inc.	3,220	109,899
CF Industries Holdings, Inc.	2,490	122,408
Ecolab, Inc.	4,940	173,641
Intrepid Potash, Inc. (a)	6,827	141,797
Monsanto Co.	1,600	112,560
Potash Corp. of Saskatchewan	4,570	334,615
		994,920
Metals & Mining—0.9%
Agnico-Eagle Mines Ltd.	3,810	195,567
Freeport-McMoRan Copper & Gold, Inc.	2,495	60,978
		256,545
Telecommunication Services—1.7%
Wireless Telecommunication Services—1.7%
American Tower Corp., Class A (a)	16,210	475,277

	Shares	Value
Utilities—2.5%
Electric Utilities—1.6%
ITC Holdings Corp.	3,649	$159,388
PPL Corp.	8,660	265,776
		425,164
Gas Utilities—0.9%
Questar Corp.	7,810	255,309
Total Common Stocks (cost of $32,630,368)		26,739,451
	Par
SHORT-TERM OBLIGATION—2.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/08, due 01/02/09 at 0.010%, collateralized by a U.S. Government Agency Obligation maturing 08/21/14, market value $567,000 (repurchase proceeds $552,000) (cost of $552,000)	$552,000	552,000
Total Short-Term Obligation (cost of $552,000)		552,000
Total Investments—99.1% (cost of $33,182,368) (b)		27,291,451
Other Assets & Liabilities, Net—0.9%		239,898
Net Assets—100.0%		$27,531,349

Notes to Investment Portfolio:

(a)  Non-income producing

(b)  Cost for federal income tax purposes is $34,427,945.

For the year ended December 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at December 31, 2007	—	$—
Options written	113	26,414
Options expired	—	—
Options terminated in closing purchase transaction	(113)	(26,414)
Options exercised	—	—
Options outstanding at December 31, 2008	—	—

See Accompanying Notes to Financial Statements.

6

Investment Portfolio (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

At December 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	19.8
Consumer Discretionary	18.4
Industrials	16.9
Health Care	14.1
Energy	8.3
Financials	6.0
Consumer Staples	4.9
Materials	4.5
Utilities	2.5
Telecommunication Services	1.7
97.1
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	0.9
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

7

Statement of Assets and Liabilities

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

Assets
Investments, at cost	$33,182,368
Investments, at value	$27,291,451
Cash	406
Receivable for:
Investments sold	248,330
Fund shares sold	83,985
Dividends receivable	22,201
Expense reimbursement due from investment advisor	44,385
Other assets	690
Total Assets	27,691,448
Liabilities
Payable for:
Investments purchased	54,148
Fund shares repurchased	1,186
Investment advisory fee	14,648
Administration fee	1,732
Transfer agent fee	106
Trustees' fees	38,277
Audit fee	30,816
Pricing and bookkeeping fees	4,323
Custody fee	3,315
Distribution fee — Class B	1
Reports to shareholders	10,784
Chief compliance officer expenses	176
Other liabilities	587
Total Liabilities	160,099
Net Assets	$27,531,349
Net Assets Consist of
Paid-in capital	$39,984,904
Accumulated net investment loss	(330)
Accumulated net realized loss	(6,562,308)
Net unrealized appreciation (depreciation) on investments	(5,890,917)
Net Assets	$27,531,349
Class A
Net assets	$27,524,231
Shares outstanding	6,527,640
Net asset value per share	$4.22
Class B
Net assets	$7,118
Shares outstanding	1,697
Net asset value per share	$4.19

See Accompanying Notes to Financial Statements.

8

Statement of Operations

Columbia Mid Cap Growth Fund, Variable Series
For the Year Ended December 31, 2008

Investment Income
Dividends	$366,575
Interest	17,977
Foreign taxes withheld	(4,769)
Total Investment Income	$379,783
Expenses
Investment advisory fee	298,351
Administration fee	60,794
Distribution fees — Class B	27
Transfer agent fee	109
Pricing and bookeeping fees	49,752
Trustees' fees	19,029
Custody fee	21,136
Audit fee	35,880
Legal fee	53,139
Reports to shareholders	30,892
Chief compliance officer expenses	487
Other expenses	3,537
Total Expenses	573,133
Fees and expenses waived or reimbursed by investment advisor	(114,731)
Custody earning credits	(11)
Net Expenses	458,391
Net Investment Loss	(78,608)
Net Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency
Net realized loss on:
Investments	(6,316,580)
Foreign currency transactions	(2,744)
Written options	(16,134)
Net realized loss	(6,335,458)
Net change in unrealized appreciation (depreciation) on investments	(17,059,796)
Net Loss	(23,395,254)
Net Decrease Resulting from Operations	$(23,473,862)

See Accompanying Notes to Financial Statements.

9

Statements of Changes in Net Assets

Columbia Mid Cap Growth Fund, Variable Series

Increase (Decrease) in Net Assets	Year Ended December 31, 2008	Year Ended December 31, 2007
Operations
Net investment loss	$(78,608)	$(118,555)
Net realized gain (loss) on investments, written options and foreign currency transactions	(6,335,458)	6,344,901
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(17,059,796)	5,529,780
Net increase (decrease) resulting from operations	(23,473,862)	11,756,126
Distributions to Shareholders
From net investment income — Class A	—	(71,549)
From net realized gains:
Class A	(6,372,694)	(12,156,252)
Class B	(1,531)	(2,262)
Total distributions to shareholders	(6,374,225)	(12,230,063)
Net Capital Stock Transactions	(5,214,469)	(1,131,514)
Total decrease in net assets	(35,062,556)	(1,605,451)
Net Assets:
Beginning of period	62,593,905	64,199,356
End of period	$27,531,349	$62,593,905
Accumulated net investment loss at end of period	$(330)	$—
Capital Stock Activity

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Dollars	Shares	Dollars
Class A
Subscriptions	319,184	$1,603,553	119,928	$1,077,107
Distributions reinvested	906,500	6,372,693	1,445,367	12,227,801
Redemptions	(1,896,393)	(13,192,246)	(1,614,931)	(14,438,684)
Net decrease	(670,709)	(5,216,000)	(49,636)	(1,133,776)
Class B
Distributions reinvested	219	1,531	267	2,262
Net increase	219	1,531	267	2,262

See Accompanying Notes to Financial Statements.

10

Financial Highlights

Columbia Mid Cap Growth Fund, Variable Series—Class A Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,
	2008	2007	2006(a)(b)	2005	2004
Net Asset Value, Beginning of Period	$8.69	$8.86	$7.92	$8.10	$7.10
Income from Investment Operations:
Net investment income (loss) (c)	(0.01)	(0.02)	0.01	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(3.42)	1.73	1.35	0.40	1.03
Total from Investment Operations	(3.43)	1.71	1.36	0.39	1.00
Less Distributions to Shareholders:
From net investment income	—	(0.01)	—	—	—
From net realized gains	(1.04)	(1.87)	(0.42)	(0.57)	—
Total Distributions to Shareholders	(1.04)	(1.88)	(0.42)	(0.57)	—
Net Asset Value, End of Period	$4.22	$8.69	$8.86	$7.92	$8.10

Total return (d)(e)	(44.28)%	19.88%	17.69%	5.19%	14.08%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Interest expense	—	—	—	—	—	%(g)
Net expenses (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Waiver/Reimbursement	0.25%	0.14%	0.22%	0.33%	0.38%
Net investment income (loss) (f)	(0.16)%	(0.18)%	0.11%	(0.13)%	(0.49)%
Portfolio turnover rate	136%	157%	176%	57%	151%
Net assets, end of period (000's)	$27,524	$62,581	$64,189	$63,956	$59,233

(a)  On May 1, 2006, Nations Marsico MidCap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  On October 2, 2006, the Fund's share class was renamed Class A shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody credits had an impact of less than 0.01% except for the years ended December 31, 2005 and 2006, which had an impact of 0.04% and 0.03%, respectively.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

11

Financial Highlights

Columbia Mid Cap Growth Fund, Variable Series—Class B Shares

Selected data for a share outstanding throughout each period is as follows:

	Year Ended December 31,		Period Ended December 31,
	2008	2007	2006(a)(b)
Net Asset Value, Beginning of Period	$8.67	$8.85	$8.24
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	(3.41)	1.73	0.60
Total from Investment Operations	(3.44)	1.69	0.61
Less Distributions to Shareholders:
From net realized gains	(1.04)	(1.87)	—
Net Asset Value, End of Period	$4.19	$8.67	$8.85
Total return (d)(e)	(44.52)%	19.63%	7.40	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.25%	1.25%	1.25	%(h)
Waiver/Reimbursement	0.25%	0.14%	0.04	%(h)
Net investment income (loss) (g)	(0.38)%	(0.46)%	0.52	%(h)
Portfolio turnover rate	136%	157%	176	%(f)
Net assets, end of period (000's)	$7	$13	$11

(a)  On May 1, 2006, Nations Marsico MidCap Growth Portfolio was renamed Columbia Marsico Mid Cap Growth Fund, Variable Series and effective October 2, 2006, Columbia Marsico Mid Cap Growth Fund, Variable Series was renamed Columbia Mid Cap Growth Fund, Variable Series.

(b)  Class B shares commenced operations on October 2, 2006.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%, except for the period ended December 31, 2006 which had an impact of 0.13%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

12

Notes to Financial Statements

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

Note 1. Organization

Columbia Mid Cap Growth Fund, Variable Series (the "Fund") is a series of Columbia Funds Variable Insurance Trust I (the "Trust"), is a diversified portfolio. The Trust is a Delaware statutory trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective—The Fund seeks long-term capital appreciation.

Fund Shares—The Trust may issue an unlimited number of shares, and the Fund offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available only as a pooled funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation—Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Written options are valued at the last reported sale price, or in the absence of a sale, at the last quoted ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). Under SFAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—significant unobservable inputs (including management's own assumptions in determining the value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used, as of December 31, 2008, in valuing the Fund's assets:

Valuation Inputs	Investments in Securities	Other Financial Instruments
Level 1—Quoted Prices	$26,739,451	$—
Level 2—Other Significant Observable Inputs	552,000	—
Level 3—Significant Unobservable Inputs	—	—
Total	$27,291,451	$—

13

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

Security Transactions—Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options—The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security to determine the realized gain or loss. If the Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Repurchase Agreements—The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Translations and Transactions—The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition—Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses—General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value—All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

14

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

Federal Income Tax Status—The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. Therefore, no provision is made for federal income or excise taxes.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the market in which it invests.

Distributions to Shareholders—Distributions from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at net asset value as of the ex-date of the distribution.

Indemnification—In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses and distribution reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$78,278	$9,011	$(87,289)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	December 31, 2008	December 31, 2007
Distributions paid from:
Ordinary Income*	$3,889,917	$6,367,770
Long-Term Capital Gains	2,484,308	5,862,293

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$—	$—	$(7,136,494)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2008, based on cost of investments for federal income tax purposes were as follows:

Unrealized appreciation	$1,371,910
Unrealized depreciation	(8,508,404)
Net unrealized depreciation	$(7,136,494)

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2016	$3,531,707

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2008, post-October capital losses of $1,785,020 attributed to security transactions were deferred to January 1, 2009.

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 ("FIN 48"), management determines whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.

15

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee—Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Fund with investment advisory services. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives an investment advisory fee, calculated daily and payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets.

Administration Fee—Columbia provides administrative and other services to the Fund for a monthly administration fee, at the annual rate of 0.23% of the Fund's average daily net assets less the fees payable by the Fund as described under the Pricing and Bookkeeping Fees note below.

Pricing and Bookkeeping Fees—The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee—Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Distribution Fees—Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. The Fund has adopted a Rule 12b-1 plan for Class B shares pursuant to which it will pay a monthly distribution fee to the Distributor not to exceed the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

Fee Waivers and Expense Reimbursements—Columbia has contractually agreed to waive fees and/or reimburse the Fund through April 30, 2009, for certain expenses so that the Fund's ordinary operating expenses (exclusive of distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges related to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 1.00% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after April 30, 2009.

16

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

Fees Paid to Officers and Trustees—All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participant or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, a series of Columbia Funds Series Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statement of Operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statement of Assets and Liabilities.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 6. Portfolio Information

For the year ended December 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the fund were $62,181,944 and $72,318,842, respectively.

Note 7. Shares of Beneficial Interest

As of December 31, 2008, the Fund had two shareholders that collectively held 94.4% of the Fund's shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended December 31, 2008, the Fund did not borrow under these arrangements.

Note 9. Significant Risks and Contingencies

Foreign Securities Risk—There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings—Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and

17

Notes to Financial Statements (continued)

Columbia Mid Cap Growth Fund, Variable Series / December 31, 2008

ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC ("BACAP," now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively "BAC"), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

Separately, a putative class action – Mehta v AIG SunAmerica Life Assurance Company – involving the pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust and now known as Columbia Funds Variable Insurance Trust I) and BACAP (as successor to Banc of America Advisors, Inc. and now known as Columbia Management Advisors, LLC) for indemnification pursuant to the terms of a Fund Participation Agreement. On June 1, 2006, the court granted a motion to dismiss this case because it was preempted by the Securities Litigation Uniform Standards Act. That dismissal was affirmed by the United States Court of Appeals for the Fourth Circuit.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and
Shareholders of Columbia Mid Cap Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Growth Fund, Variable Series (the "Fund") (a series of Columbia Funds Variable Insurance Trust I) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 20, 2009

19

Federal Income Tax Information (Unaudited)

Columbia Mid Cap Growth Fund, Variable Series

4.27% of the ordinary dividend income distributed by the Fund for the year ended December 31, 2008 qualifies for the corporate dividends received deduction.

20

Fund Governance

Columbia Mid Cap Growth Fund, Variable Series

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Variable Insurance Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Age, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Independent Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director – E.J. Boudreau & Associates (consulting), from 2000 through current; oversees 66; no other directorships held.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Retired. Oversees 66; Director – Cobra Electronics Corporation (electronic equipment manufacturer); Director – Spectrum Brands, Inc. (consumer products); Director – Simmons Company (bedding); Director – The Finish Line (sportswear).

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President and Chief Executive Officer – California General Bank, N.A., from January 2008 through current; President, Retail Banking – IndyMac Bancorp, Inc., from September 1999 to August 2003; oversees 66; no other directorships held.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman – Conseco, Inc. (insurance), September 2003 through current; Executive Chairman – Conseco, Inc. (insurance), August 2004 through September 2005, Chairman and Chief Executive Officer – ING Americas, from 1999 through April 2003; oversees 66; Director – Conseco, Inc. (insurance).

John J. Nagorniak (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Retired. President and Director – Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director – Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman – Franklin Portfolio Associates (investing – Mellon affiliate), 1982 through 2007; oversees 66; Director – MIT Investment Company; Trustee – MIT 401k Plan; Trustee and Chairman – Research Foundation of CFA Institute.

Anthony M. Santomero (Born 1946) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2008)	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, through current; Senior Advisor – McKinsey & Company (consulting), July 2006 through December 2007; President and Chief Executive Officer – Federal Reserve Bank of Philadelphia, 2000 through April 2006; oversees 66; no other directorships held.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President – Micco Corporation, Chairman – The Daniel-Mickel Foundation; oversees 66; Board Member – Piedmont Natural Gas.

  The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-345-6611.

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Fund Governance (continued)

Columbia Mid Cap Growth Fund, Variable Series

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

Officers

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, from October 2003 to May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, from April 2003 to December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006).	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President – Fund Treasury of the Advisor since October 2004; Vice President – Trustee Reporting of the Advisor from April 2002 to October 2004.

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Board Consideration and Re-Approval of Investment Advisory Agreements

Columbia Mid Cap Growth Fund, Variable Series

The Board of Trustees of Columbia Funds Variable Insurance Trust I (the "Board"), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required annually to review and re-approve the existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report (i) investment advisory agreements with Columbia Management Advisors, LLC ("CMA") and Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Mid Cap Growth Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia High Yield Fund, Variable Series; (ii) an investment sub-advisory agreement with Marsico Capital Management ("Marsico Capital") for Columbia Marsico Growth Fund, Variable Series, Columbia Marsico Focused Equities Fund, Variable Series, Columbia Marsico 21st Century Fund, Variable Series and Columbia Marsico International Opportunities Fund, Variable Series; and (iii) an investment sub-advisory agreement with MacKay Shields LLC ("MacKay Shields") for Columbia High Yield Fund, Variable Series. The investment advisory agreements with CMA and the investment sub-advisory agreements with Marsico Capital and MacKay Shields (the "Sub-Advisers") are each referred to as an "Advisory Agreement" and collectively referred to as the "Advisory Agreements." The Funds identified above are each referred to as a "Fund" and collectively referred to as the "Funds."

More specifically, at meetings held on November 10-11, 2008, the Board, including the Independent Trustees advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of CMA and the Sub-Advisers and the re-approval of the Advisory Agreements. The Board also reviewed and considered a report prepared and provided by the Independent Fee Consultant (the "Consultant") appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into with the New York Attorney General ("NYAG") to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the "NYAG Settlement"). During the fee review process, the Consultant's role was to manage the review process to ensure that fees are negotiated in a manner that is at arms' length and reasonable. The Consultant found that the fee negotiation process was, to the extent practicable, at arms' length and reasonable and consistent with the requirements of the NYAG Settlement. A summary of the Consultant's report is available at http://www.columbiafunds.com.

In preparation for the November meetings, the Board met in August for review and discussion of the materials described below. The Investment Committee of the Board also met in June to discuss each Fund's performance with its respective portfolio manager(s). In addition to these meetings, the Investment Committee receives and discusses performance reports at its quarterly meetings. The Contracts Review Committee also provided support in managing and coordinating the process by which the Board reviewed the Advisory Agreements. The Board's review and conclusions are based on comprehensive consideration of all information presented to it and are not the result of any single controlling factor.

Nature, Extent and Quality of Services The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by CMA and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for CMA and the Sub-Advisers were made available to the Board, as were CMA's and the Sub-Advisers' responses to a detailed series of requests submitted by the Independent Trustees' independent legal counsel on behalf of such Trustees. The Board reviewed and analyzed those materials, which included, among other things, information about the background and experience of senior management and investment personnel of CMA and the Sub-Advisers.

In addition, the Board considered the investment and legal compliance programs of the Funds, CMA and the Sub-Advisers, including their compliance policies and procedures and reports of the Funds' Chief Compliance Officer.

The Board evaluated the ability of CMA and the Sub-Advisers, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. In this regard, the Board considered information regarding CMA's compensation program for its personnel involved in the management of the Funds. The Board also considered CMA's investment in further developing its research and trading departments.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to each of the Funds by CMA and the Sub-Advisers.

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Fund Performance and Expenses The Board considered the performance results for each of the Funds over multiple measurement periods. It also considered these results in comparison to the performance results of the group of funds that was determined by Lipper Inc. ("Lipper") to be the most similar to a given Fund (the "Peer Group") and to the performance of a broader universe of relevant funds as determined by Lipper (the "Universe"), as well as to each Fund's benchmark index. Lipper is an independent provider of investment company data. The Board was provided with a description of the methodology used by Lipper to select the mutual funds in each Fund's Peer Group and Universe and considered potential imprecision resulting from the selection methodology. The Board also considered certain risk-adjusted performance data.

The Board received and considered statistical information regarding each Fund's total expense ratio and its various components, including contractual advisory fees, actual advisory fees, actual non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the expense information for each Fund's Peer Group and Universe, which comparative data was provided by Lipper. For certain Funds, Lipper determined that the composition of the Peer Group and/or Universe for expenses would differ from the composition for performance to provide a more accurate basis of comparison. The Board also considered information in the Lipper data that ranked each Fund based on: (i) each Fund's one-year performance compared to actual management fees; (ii) each Fund's one-year performance compared to total expenses; (iii) each Fund's three-year performance compared to actual management fees; and (iv) each Fund's three-year performance compared to total expenses.

Investment Advisory and Sub-Advisory Fee Rates The Board reviewed and considered the proposed contractual investment advisory fee rates together with the administration fee rates payable by the Funds to CMA for investment advisory services (the "Contractual Management Rates"). The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by CMA to the Sub-Advisers for investment sub-advisory services. In addition, the Board reviewed and considered the proposed fee waiver/cap arrangements applicable to the Contractual Management Rates and considered the Contractual Management Rates after taking the waivers/caps into account (the "Actual Management Rates"). The Board noted that, on a complex-wide basis, CMA had reduced annual management fees by at least $32 million per year pursuant to the NYAG Settlement. The Board also noted reductions in Actual Management Rates and/or total expenses of certain funds across the fund complex. Additionally, the Board received and afforded specific attention to information comparing the Contractual Management Rates and Actual Management Rates with those of the other funds in their respective Peer Groups.

For certain Funds highlighted as meeting agreed-upon criteria for warranting further review, the Board engaged in further analysis with regard to approval of the Funds' Advisory Agreements. The Board separately considered Columbia Marsico Growth Fund, Variable Series, Columbia Marsico International Opportunities Fund, Variable Series and Columbia Marsico 21st Century Fund, Variable Series because the total expense ratio and the Actual Management Rate of each Fund were appreciably above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of these Funds over some periods relative to their respective Peer Groups, that outweighed the factors noted above. The Board also separately considered Columbia Marsico Focused Equities Fund, Variable Series because its Actual Management Rate was appreciable above the median of its Peer Group. However, the Board noted other factors, such as the positive performance of the Fund over some periods relative to its Peer Group, that outweighed the factor noted above.

The Board concluded that the factors noted above supported the Contractual Management Rates and the Actual Management Rates, and the approval of the Advisory Agreements for all of the Funds.

With regard to the Funds with a sub-adviser, the Board also reviewed the Sub-Advisory Agreement Rates charged by Marsico Capital and MacKay Shields, which serve as Sub-Advisers to certain of the Funds. The Board reviewed comparative fee information provided by the Adviser and the Adviser's recommendation that the Board re-approve the Advisory Agreements with Marsico Capital. The Board also considered a new breakpoint fee schedule, charged by Marsico Capital, which serves as Sub-Adviser to certain of the Funds, as well as a corresponding waiver of Contractual Management Rates, both of which were implemented on January 1, 2008. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on their consideration of the factors described above.

Profitability The Board received and considered a detailed profitability analysis of CMA based on the Contractual Management Rates and the Actual Management Rates, as well as on other relationships between the Funds on the one hand and CMA affiliates on the other. The analysis included complex-wide and per-Fund information and a comparison of results using alternative allocation methodologies.

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The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that CMA and its affiliates received from providing these services to the Funds were not unreasonable.

Economies of Scale The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Most particularly, CMA provided information showing that, as a percentage of fund assets, CMA's complex-wide revenues, expenses and profits declined over a four-year period during which fund assets increased by 39% and the shareholder benefit over a two-year period increased from 33% to 41% of the Adviser's total profits. The Board concluded that any actual or potential economies of scale are, or will be, shared fairly with Fund shareholders, most particularly through breakpoints and fee waiver arrangements.

The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Information About Services to Other Clients The Board also received and considered information about the nature and extent of services and fee rates offered by CMA and the Sub-Advisers to other clients, including separate accounts and institutional investors. In this regard, the Board concluded that, where the Contractual Management Rates, Sub-Advisory Agreement Rates and Actual Management Rates were appreciably above the range of the fee rates offered to other CMA and Sub-Adviser clients, based on information provided by CMA and the Sub-Advisers, the costs associated with managing and operating a registered investment company provided a justification for the higher fee rates charged to the Funds.

Other Benefits to CMA The Board received and considered information regarding any "fall-out" or ancillary benefits received by CMA and its affiliates and the Sub-Abdvisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits attributable to CMA's and the Sub-Advisers' relationships with the Funds (such as soft-dollar credits) and benefits potentially derived from an increase in CMA's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by CMA and its affiliates or a Sub-Adviser).

The Board considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the controls applicable to brokerage allocation procedures. The Board also reviewed CMA's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients. The Board concluded that the benefits were not unreasonable.

Other Factors and Broader Review As discussed above, the Board reviews materials received from CMA annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services the Funds receive throughout the year. In this regard, the Board and its Committees review reports of CMA and the Sub-Advisers at each of their quarterly meetings, which includes, among other things, a portfolio review and Fund performance reports. In addition, the Board and its Committees confer with the portfolio managers of the Funds at various times throughout the year including, most particularly, in the June Investment Committee meeting.

Conclusion After considering the above-described factors, based on their deliberations and their evaluation of the information provided, the Board concluded that the compensation payable to CMA and the Sub-Advisers under the Advisory Agreements was fair and equitable. Accordingly, the Board unanimously re-approved the Advisory Agreements.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF
INDEPENDENT FEE CONSULTANT
TO THE FUNDS SUPERVISED BY THE
COLUMBIA NATIONS BOARD

Prepared pursuant to the February 9, 2005
Assurance of Discontinuance
among the Office of
Attorney General of New York State,
Columbia Management Advisors, LLC and
Columbia Management Distributors, Inc.
November 12, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other matters, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Nations Funds" (the "Trustees") retained me as IFC for the Nations Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the November meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Nations Funds, which are also referred as the "Funds."

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reasonableness of the proposed management fees for each Nations Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively good for the most recent 1-, 3- and 5-year periods. The strongest records were posted by the Funds in the Active Equity and Quantitative Strategies Groups and by the sub-advised Funds. The 5-year performance rankings of the subadvised Funds were particularly strong, with all such Funds in the top two performance quintiles.

4.  The 1- and 3-year performance records of the Funds declined slightly from 2007 to 2008, while the 5-year performance records improved year-over-year. Most Funds changed their 1-year performance quintile year-over-year, while the 5-year rankings were, as expected, much more stable, with less than half the Funds moving to a different 5-year performance quintile.

5.  The performance of the actively-managed equity and sub-advised Funds against their benchmarks was strong, especially for the 1- and 3-year performance periods. However, no fixed-income Fund with a reliable benchmark exceeded it on a net basis in any performance period. Money market Funds do not have such benchmarks and therefore were excluded from this analysis.

6.  The Nations equity Funds' overall performance adjusted for risk was strong. The performance of 13 of the 19 actively-managed Funds included in the risk analysis bettered the median in 3-year performance adjusted and unadjusted for risk. No relationship between risk and return was detected for fixed-income Funds.

7.  The industry-standard procedure used by third parties such as Lipper and Morningstar to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1-fee or A share classes of the Funds are compared to the performance universe that includes all share classes of competitive multi-class funds. Therefore, the procedure ranks shares with zero or 25 basis point 12b-1 fees against classes of competitive funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of competitive funds with comparable 12b-1 fees in most cases lowers the relative performance for the Funds but does not call into question the general finding that the Nations Funds' performance has been strong.

8.  A small number of Funds have consistently underperformed their peers in each of the past four years, depending on the exact criteria used to measure long-term underperformance. For example, one Fund has had below-median 1- and 3-year performance in each of the past four years; one additional Fund had below-median 3-year performance for those years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with the exception of subadvised Funds. Almost two-third of the Funds ranked in the two least expensive quintiles for total expenses and just over half were in those quintiles for actual management fees. Funds with lower actual management fees tended to have lower relative total expenses. All fixed-income Funds had total expenses in the two least expensive quintiles.

11.  Generally, the Nations Funds with the highest relative fees and expenses are sub-advised. All eight Nations Funds with fifth-quintile total expense rankings were sub-advised. The actual management fees of 11 of the 14 sub-advised Funds were in the fourth and fifth quintile. The average management fees of the sub-advised Funds were typically 20 points higher than internally-managed equity Funds. CMA presented data suggesting that such differentials were consistent with industry practice.

12.  The management fees of the internally-advised Nations Funds are generally in line with those of Columbia Funds overseen by the Atlantic and Acorn/Wanger Boards of Trustees.

D. Trustees' Fee and Performance Evaluation Process

13.  The Trustees' evaluation process identified 20 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, three more Funds met the criteria for review.

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E. Potential Economies of Scale

14.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

15.  An examination of the management fee schedules of a selected number of the Nations Funds suggests that, as a general matter, the breakpoint schedules of these Funds are not out of line with those of competitors. A similar examination of five other Nations Funds in 2007 led to the same conclusion.

F. Management Fees Charged to Institutional Clients

16.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds than for institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

17.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs for purposes of calculating Fund profitability, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG proposed a change to the method by which indirect expenses were allocated. Under this "hybrid" method, such costs are allocated to Funds 50% by assets and 50% per fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

18.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate CMG's expenses and profitability for each Fund.

19.  In 2007, CMG's complex-wide pre-tax margins on the Nations Funds were close to the industry average before distribution and below average when distribution revenues and expenses were included, based on limited data available about publicly-held mutual fund managers. However, as is to be expected in a complex comprising 65 Funds, some Nations Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Nations Funds operate at a loss. A pro forma analysis of the complex's profitability taking into account expenses incurred in 2008 associated with support of the money market funds sharply reduced the profitability of the Nations Funds. There is a positive relationship between fund size and profitability, with smaller Funds generally operating at a loss.

20.  CMG shares a fixed percentage of its management fee revenues with an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate that affiliate for services it performs with respect to Nations Fund assets held for the benefit of its customers. Based on our analysis of the services provided by the affiliate, we believe all such payments should be regarded as a distribution expense, except for any portion attributable to payments by CMG for performance of sub-transfer agency or sub-accounting functions.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a Fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. Applying such criteria would add two Funds to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style, and each complex (of which Nations is one) calculated as follows:

Exhibit 1. Management-only profitability should be calculated without reference to any Private Bank expense.

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Exhibit 2. Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

Exhibit 3. Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

Exhibit 4. Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

  1.  Adjusting total profitability data for Private Bank expenses

  2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Nations Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for all Funds each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Nations Trustees, as part of any future study of management fees, should analyze any differences in management fee schedules between Funds managed in similar investment styles. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Nations Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Nations Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund and manager profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

A description of the policies and procedures that Columbia Mid Cap Growth Fund, Variable Series uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the fund are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. Contact your insurance company for a prospectus, which contains this and other important information about the fund.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

©2009 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

SHC-42/2776-1208 (02/09) 09-70810

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$189,400	$179,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$27,600	$26,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$26,400	$25,400

Tax Fees include amounts for the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2007 Tax Fees also include the review of foreign tax filings.

During the fiscal years ended December 31, 2008 and December 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$1,070,600	$796,900

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2008 and December 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2008 and December 31, 2007 are approximately as follows:

2008	2007
$1,124,600	$848,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 20, 2009

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 20, 2009